485( a )

As filed with the Securities and Exchange Commission on February 9 , 2009

 File Nos. 33-20635 and 811-8037

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Post-Effective Amendment No.   43

AND

  REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No.   44

ADVISORONE FUNDS

4020 South 147th Street

Omaha, NE 68137

(402) 493-3313

 Brian Nielsen, Secretary

Copies to:

Emile R. Molineaux	JoAnn Strasser,Esq.
General Counsel	Thompson Hine LLP
Gemini Fund Services, LLC	312 Walnut Street, 14th floor
450 Wireless Blvd.	Cincinnati, Ohio 45202
Hauppauge, New York 11788-0132

It is proposed that this filing will become effective:

[ ]	immediately upon filing pursuant to Rule 485, paragraph (b)
[ ]	on September 1, 2008 pursuant to Rule 485, paragraph (b)
[X ]	60 days after filing pursuant to Rule 485, paragraph (a) (i)
[ ]	on [date] pursuant to Rule 485, paragraph (a) (i)
[ ]	75 days after filing pursuant to Rule 485, paragraph (a) (ii)
[ ]	pursuant to Rule 485, paragraph (a) (ii)
[ ]	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

[GRAPHIC OMITTED]

SUBJECT TO COMPLETION DATED APRIL __, 2009

AdvisorOne Funds

RESERVOIR FUND

PROSPECTUS

APRIL __, 2009

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

[logo: AdvisorOne Funds]

ADVISORONE FUNDS

RESERVOIR FUND

TABLE OF CONTENTS

KEY INVESTMENT CONCEPTS

FUND FACTS

INVESTMENT OBJECTIVE

PRINCIPAL INVESTMENT STRATEGIES

PRINCIPAL RISKS

PERFORMANCE & VOLATILITY

FEES & EXPENSES

YOUR ACCOUNT

    Types of Accounts

    Choosing a Class

    Classes in Detail

    Rule 12b-1 Plan in Detail

    Purchasing Shares

    Redeeming Shares

    Exchanging Shares

PRICING OF FUND SHARES

ANTI-MONEY LAUNDERING AND CUSTOMER IDENTIFICATION PROGRAM

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

DISTRIBUTIONS

FEDERAL TAX CONSIDERATIONS

    Taxes on Distributions

    Taxes on Sales or Exchanges

    “Buying a Dividend”

    Tax Withholding

MANAGEMENT

    Investment Adviser

    Sub-Adviser

    Portfolio Managers

    Other Service Providers

FINANCIAL HIGHLIGHTS

WHERE TO GO FOR MORE INFORMATION

KEY INVESTMENT CONCEPTS

This Prospectus does not constitute an offer to sell Fund shares in any state or jurisdiction in which the Fund is not authorized to conduct business. No sales representative, dealer or other person is authorized to give any information or make any representations other than those contained in this Prospectus or in the Statement of Additional Information (“SAI”).  You may find the following definitions useful as you read this prospectus.

The Fund

The Reservoir Fund (the “Fund”) is a series of AdvisorOne Funds (the “Trust”), a Delaware statutory trust. This Prospectus describes the investment objective, principal investment strategies, principal investments and principal risks of the Fund.  The Fund has two share classes, Class N Shares and Investor Class Shares.

The Adviser and Sub-Adviser

CLS Investments, LLC, a Nebraska limited liability company (“CLS” or the “Adviser”), serves as investment adviser to the Fund.  Horizon Investments, LLC (“Horizon” or the “Sub-Adviser”), serves as sub-adviser to the Fund.

The Adviser believes that it is possible to enhance shareholder value by using one or more sub-advisory firms to manage all or various portions of the assets of the Fund, based upon the Adviser’s evaluation of the sub-adviser’s expertise and performance in managing the appropriate asset class. The Adviser monitors the sub-adviser for adherence to the Fund’s specific investment objective, policies and strategies.  The Adviser may seek an order from the SEC under Section 6(c) of the Investment Company Act of 1940 (the “Act”) granting exemptive relief to the Adviser and the Trust from Section 15(a) of the Act and Rule 18f-2 under the Act.  Such exemptive relief would allow the Adviser, with prior Board approval, to enter into and/or materially amend sub-advisory agreements without obtaining shareholder approval.

Investment Objective

A fund’s investment objective is its ultimate, overriding goal. It is the way in which the fund defines itself amongst all other funds. There is a wide range of potential investment objectives. There can be no assurance that any fund will attain its investment objective. You should think carefully about whether a fund’s investment objective is consistent with your own objective for the money that you are contemplating investing in that fund. If it is not consistent with your objectives, you should consider another fund.

Principal Investment Strategies

A fund’s principal investment strategies are the primary means by which the investment adviser or sub-adviser for the fund seeks to attain its investment objective. A strategy may, among other things, take the form of an intention on the part of the investment adviser or sub-adviser to the fund to invest in certain types of securities such as stocks, bonds, or money market instruments, or to concentrate investments in a particular industry (e.g. technology, healthcare, energy) or group of industries. Your financial consultant can further assist you in understanding these strategies.

Principal Risks

The principal risks of a fund are those potential occurrences that, in the judgment of the fund’s investment adviser or sub-adviser, have the greatest likelihood of disrupting, interfering with, or preventing the fund from attaining its investment objective. Your financial consultant can assist you in understanding these risks.

FUND FACTS - INVESTMENT OBJECTIVE

The objective of the Fund is current income.  The Fund may change its investment objective upon 60 days’ prior written notice to shareholders.

FUND FACTS - PRINCIPAL INVESTMENT STRATEGIES

This section briefly describes the Fund’s principal investment strategies.

Under normal market conditions, the Fund invests at least 80% of its net assets in corporate and government bonds, including U.S. and foreign government bonds, corporate bonds, high yield bonds, index bonds, asset-backed securities, commercial paper, certificates of deposit, as well as Eurodollars, unconstrained by debt ratings.  The Fund may also invest up to 20% of the Fund’s net assets in derivatives, including credit default swaps and financial futures and options (financial futures include treasury note futures, bond futures, and Eurodollar futures). The Fund intends to maintain an average portfolio credit quality of investment grade, although, under extraordinary circumstances, the Fund may invest up to 20% of the Fund’s net assets in below investment grade bonds (rated from BB to CCC by S&P or comparably rated by another nationally recognized statistical rating organization, or “NRSRO”) also known as “high-yield” or “junk bonds”..

Under general supervision of the Adviser, the Sub-Adviser actively manages the portfolio and structures asset allocation along an short-term horizon, generally with an average duration of one to three years.  The portfolio’s allocation to government, agency and mortgage-backed securities will generally range between 0% and 80%.  The portfolio’s allocation to corporate securities will generally range between 0% and 80%.  The Sub-Adviser’s allocation methods are based on historical patterns of risk and return and its management disciplines are biased toward defensive strategies that seek to control downside risk while targeting superior long-term investment results.  The Sub-Adviser’s seeks to enhance returns by selecting short to intermediate-term bonds and other investments that offer a potential of higher returns than other cash reserve investments, while setting aside sufficient assets to meet redemptions and income needs of investors.

In response to market, economic, political or other conditions, the Sub-Adviser may temporarily use a different investment strategy for defensive purposes. Such a strategy could include investing up to 100% of the Fund’s assets in cash or cash equivalent securities, including money market funds. If the Sub-Adviser does so, it could affect the Fund's performance and the Fund might not achieve its investment objective.

The Fund invests in securities generally having the following characteristics:

U.S. Government Securities - High-quality debt securities that are direct obligations of the U.S. government, such as Treasury bills, notes and bonds. These securities are backed by the full faith and credit of the United States as to the timely repayment of principal and interest.

U.S. Government Agency Securities - High-quality debt securities issued by U.S. government sponsored-entities and federally related institutions, such as the Federal National Mortgage Association and the Federal Farm Credit Bank. These securities are not direct obligations of the U.S. government and are supported only by the credit of the entity that issues them.

U.S. Government Related Securities - Government-related securities and certificates issued by financial institutions or broker-dealers representing so-called “stripped” U.S. government securities (i.e., interest and principal components are offered separately), securities issued by or on behalf of any state of the United States, a political subdivision agency or instrumentality of such state, or certain other qualifying issuers (such as municipalities and issuers located in Puerto Rico, the U.S. Virgin Islands or Guam), the interest on which is exempt from federal income tax.

Mortgage-Backed Securities - Securities backed by residential or commercial mortgages, including pass-through and collateralized mortgage obligations.  Mortgage securities may be issued by the U.S. government or by private entities.  For example, the Fund may invest in pools of mortgage loans, which are supported by (i) the full faith and credit of the U.S. Treasury through instrumentalities such as General National Mortgage Association (GNMA), (ii) the right of the issuer to borrow money from the U.S. Treasury such as the Federal National Mortgage Association (FNMA), (iii) only by the credit of the instrumentality issuing the obligation such as the Federal Home Loan Mortgage Corporation (FHLMC).

Asset-Backed Securities – The Fund may invest in asset-backed securities.  These securities are backed by other assets such as credit card, automobile or consumer loan receivables, retail installment  loans or participations in pools of leases. Credit support for these  securities may be based on the underlying assets and/or provided through credit enhancements by a third party. The values of these securities are sensitive to changes in the credit quality of the underlying collateral,  the credit strength of the credit enhancement, changes in interest rates and at times the financial condition of the issuer. Some asset-backed securities also may receive prepayments that can change their effective maturities.

Asset-backed securities include collateralized debt obligations ("CDOs"), such as collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs") and other similarly structured securities. A CBO is a trust backed by a pool of fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and administrative expenses.

Investment-Grade Corporate Bonds - Debt securities of industrial, utility, banking and other financial institutions that are rated at or above investment grade.  These securities are backed by the credit of the corporation issuing the fixed-income instrument as to the timely repayment of principal and interest.

Lower-Rated (Junk) Bonds - Debt securities of industrial, utility, banking and other financial institutions that are rated below investment grade (BB/Ba or lower).  These securities are backed by the credit of the corporation issuing the fixed-income instrument as to the timely repayment of principal and interest.

Debt Obligations of Non-U.S. Governments - The Fund may invest in debt obligations of non-U.S. governments. An investment in debt obligations of non-U.S. governments and their political subdivisions (sovereign debt) involves special risks that are not present in corporate debt obligations. The non-U.S. issuer of the sovereign debt or the non-U.S. governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt may be more volatile than prices of debt obligations of U.S. issuers. In the past, certain non-U.S. countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debt.

A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor's policy toward its principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from non-U.S. governments, multinational agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third-party commitments to lend Funds to the sovereign debtor, which may further impair such debtor's ability or willingness to service its debts.

Eurodollar Instruments - The Fund may invest in Eurodollar instruments. Eurodollar instruments are bonds of corporate and government issuers that pay interest and principal in U.S. dollars but are issued in markets outside the United States, primarily in Europe. The Fund may also invest in Eurodollar Certificates of Deposit ("ECDs") and Eurodollar Time Deposits ("ETDs"). ECDs are U.S. dollar-denominated certificates of deposit issued by non-U.S. branches of domestic banks; ETDs are U.S. dollar-denominated deposits in a non-U.S. branch of a U.S. bank or in a non-U.S. bank. These investments involve risks that are different from investments in securities issued by U.S. issuers, including potential unfavorable political and economic developments, non-U.S. withholding or other taxes, seizure of non-U.S. deposits, currency controls, interest limitations or other governmental restrictions which might affect payment of principal or interest.

Emerging Markets - The Fund may invest in securities of issuers in countries with emerging economies or securities markets. Emerging economies or securities markets will generally include, but not be limited to, countries included in the Morgan Stanley Capital International (MSCI) Emerging Markets Index. The Fund will generally focus on emerging markets that do not impose unusual trading requirements which tend to restrict the flow of investments. In addition, the Fund may invest in unquoted securities, including securities of emerging market issuers.

Zero Coupon Securities - Debt securities that make no periodic interest payments but are sold at a deep discount from their face value. The bondholder does not receive interest payments, only the full face value at redemption on the specified maturity date. The owner of a zero-coupon bond owes income taxes on the interest that has accrued each year, even though the bondholder does not receive payment until maturity. Often these are stripped securities, which are offered as separate income or principal components of a debt instrument.

When-Issued and Forward Commitment Transactions - Purchases or sales of particular securities with payment and delivery taking place at a future date (perhaps one or two months later). When-issued and forward commitment transactions involve the risk that the price or yield obtained in a transaction may be less favorable than the price or yield available in the market when the transaction takes place.

Credit Default Swaps - A specific kind of counterparty agreement that allows the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments (essentially an insurance premium). If the third party defaults, the party providing insurance will have to purchase from the insured party the defaulted asset. In turn, the insurer pays the insured the remaining interest on the debt, as well as the principal.  Swaps are considered to be Derivatives, the risks of which are described below under “Derivatives Risk.”

Financial Futures - Financial futures are a liquid, low cost way to adjust the interest rate sensitivity of a bond portfolio. Since they are exchange traded, there is no counterparty risk and documentation is minimal. Positions are marked to market daily and collateral is exchanged according to the mark. Futures price movements closely approximate the movements of the underlying treasury securities.  Financial Futures are considered to be Derivatives, the risks of which are described below under “Derivatives Risk.”

Derivative Strategies - The Fund may use futures contracts and related options for bona fide hedging purposes to offset changes in the value of securities held or expected to be acquired. They may also be used to gain exposure to a particular market or instrument, to create a synthetic money market position, and for certain other tax-related purposes. The Fund will only enter into futures contracts traded on a national futures exchange or board of trade.

Certificates of Deposit or CDs - Time deposits, a financial product commonly offered by banks, thrift institutions, and credit unions.  CDs are similar to savings accounts in that they are insured by the FDIC for banks or by the NCUA for credit unions. They are different from savings accounts in that the CD has a specific, fixed term (often three months, six months, or one to five years). It is intended that the CD be held until maturity, at which time the money may be withdrawn together with the accrued interest.  In exchange for keeping the money on deposit for the agreed-on term, institutions usually grant higher interest rates than they do on accounts from which money may be withdrawn on demand, although this may not be the case in an inverted yield curve situation. Fixed rates are common, but some institutions offer CDs with various forms of variable rates. Some CDs are indexed to the stock market, bond market, or other indices.

FUND FACTS - PRINCIPAL RISKS

Many factors affect the Fund’s performance. The Fund's share price changes daily based on changes in market conditions in response to economic, political and financial developments. The direction and extent of those price changes will be affected by the financial condition, industry and economic sector, and geographic location of the securities in which the Fund invests. WHEN YOU REDEEM YOUR SHARES OF THE FUND, THEY COULD BE WORTH MORE OR LESS THAN WHAT YOU PAID FOR THEM.

•

Credit Risk: Issuers of fixed-income securities may default on interest and principal payments due to a Fund. Generally, securities with lower debt ratings have speculative characteristics and have greater risk the issuer will default on its obligation. Fixed-income securities rated in the fourth classification by Moody’s (Baa) and S&P (BBB) have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of those issuers to make principal or interest payments, as compared to issuers of more highly rated securities.

•

Debt Securities Risk: When a Fund invests in bonds, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of bond funds owned by a Fund. In general, the market price of debt securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities.

•

Defensive Strategies Risk: In response to market, economic, political or other conditions, the Adviser/Sub-Adviser may temporarily use a different investment strategy for defensive purposes. Such a strategy could include investing up to 100% of the applicable Fund’s assets in cash or cash equivalent securities. If the Adviser/Sub-Adviser does so, it could affect the Fund's performance and the Fund might not achieve its investment objective.

Derivatives Risk: The Fund may invest a percentage of its assets in derivatives, such as futures and options contracts, to pursue its investment objective. The use of such derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. When financial derivatives are used, such as financial futures and credit default swaps, an investment in the Fund may be more volatile than investments in other mutual funds.  Although the intention is to use such derivatives to minimize risk to the Fund, as well as for speculative purposes, there is the possibility that derivative strategies will not be used or that improper implementation of derivative strategies or unusual market conditions could result in significant losses to the Fund.

•

Futures and options contracts are described in more detail below:

Futures Contracts - Futures contracts and options on futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Index futures are futures contracts for various indices that are traded on registered securities exchanges.

Options - The buyer of an option acquires the right to buy (a call option) or sell (a put option) a certain quantity of a security (the underlying security) or instrument at a certain price up to a specified point in time. The seller or writer of an option is obligated to sell (a call option) or buy (a put option) the underlying security. When writing (selling) call options on securities, the Fund may cover its position by owning the underlying security on which the option is written or by owning a call option on the underlying security. Alternatively, the Fund may cover its position by maintaining in a segregated account cash or liquid securities equal in value to the exercise price of the call option written by the Funds.

The risks associated with the use of futures and options contracts include:

o

Experiencing losses over certain ranges in the market that exceed losses experienced by a Fund that does not use futures contracts and options.

o

There may be an imperfect correlation between the changes in market value of the securities held and the prices of futures and options on futures.

o

Due to market conditions there may not always be a liquid secondary market for a futures contract or option. As a result, a Fund may be unable to close out its futures contracts at a time that is advantageous.

o

Trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in futures contracts and options.

o

Because option premiums paid or received by a Fund are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

•

Early Closing Risk: The normal close of trading of securities listed on Nasdaq and the NYSE is 4:00 p.m., Eastern Time. Unanticipated early closings of securities exchanges and other financial markets may result in the Fund’s inability to buy or sell securities or other financial instruments on that day. If an exchange or market closes early on a day when the Fund needs to execute a high volume of trades late in a trading day, the Fund might incur substantial trading losses.

•

Fixed Income Risk: The market value of fixed income investments, and financial instruments related to those fixed income investments, will change in response to interest rate changes and other factors, such as changes in the effective maturities and credit ratings of fixed income investments. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities and related financial instruments generally decline. While securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. Fixed income investments are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default.

•

Below Investment Grade Securities Risk.  Below investment grade fixed income securities, or junk bonds, are high-yield, high risk securities and are considered speculative. The value of these securities often fluctuates in response to company, political, or economic developments and declines significantly over short periods of time or during periods of general economic difficulty. Below investment grade fixed income securities generally pay higher yields (greater income) than investment in higher-quality securities; however, below investment grade securities involve greater risk to timely payment of principal and interest, including the possibility of default or bankruptcy of the issuers of the security. These securities can also be thinly traded or have restrictions on resale, making them difficult to value or sell at an acceptable price.    Changes in interest rates may adversely affect the market value of lower-rated bonds.  Bonds in the lowest categories are likely to default unless business, financial or economic conditions improve.

•

Asset-Backed Securities Risk.  Asset-backed  securities  are subject to prepayment  risk, which is the risk that the  borrower  will prepay  some or all of the  principal owed to the issuer before its scheduled due date. If that happens, the Fund may have to reinvest the prepayments in a less  attractive  security and this could reduce the Fund's share price and its income  distributions.  Variations  in the principal  prepayment speed may be caused by a number of  economic  and  market factors and could directly affect the amount of the interest received on and the yield of these securities.

•

Foreign Currency Risk: The Fund’s indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of short positions, that the U.S. Dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political developments in the U.S. or abroad. In addition, the Fund may incur transaction costs in connection with conversions between various currencies. The Fund may, but is not obligated to, engage in currency hedging transactions, which generally involve buying currency forward, options or futures contracts. However, not all currency risk may be effectively hedged, and in some cases the costs of hedging techniques may outweigh expected benefits. In such instances, the value of securities denominated in foreign currencies can change significantly when foreign currencies strengthen or weaken relative to the U.S. Dollar.

•

Foreign Issuer Exposure Risk: The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs and ETFs, which are indirectly linked to the performance of foreign issuers. Investing in securities of foreign companies directly, or in financial instruments that are indirectly linked to the performance of foreign issuers, may involve risks not typically associated with investing in U.S. issuers. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. The value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. Dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on the U.S. markets. Many foreign countries lack accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer’s financial condition and operations. Transaction costs and costs associated with custody services are generally higher for foreign securities than they are for U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries portions or these taxes are recoverable, the non-recovered portion will reduce the income received by the Fund.

•

Issuer-Specific Risk: The price of an individual security or particular type of security can be more volatile than the market as a whole and can fluctuate differently than the market as a whole. An individual issuer’s securities can rise or fall dramatically with little or no warning based upon such things as a better (or worse) than expected earnings report, news about the development of a promising product or service, or the loss of key management personnel. There is also a risk that the price of a security may never reach the level that the Adviser/Sub-Adviser believes is representative of its full value or that it may even go down in price.

•

Market Risk: The Fund may invest in derivatives and financial instruments that attempt to track the price movement of securities indices. Investments in securities and derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The Fund’s investments may decline in value due to factors affecting securities markets generally, or particular countries, segments, economic sectors, industries or companies within those markets. The value of a security may decline due to general economic and market conditions which are not specifically related to a particular issuer, such as real or perceived adverse economic conditions or changes in interest or currency rates. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of securities and financial instruments in which a fund invests, either directly or through derivatives,  will cause the net asset value of the fund to fluctuate. Historically, the markets have moved in cycles, and the value of a fund’s securities and derivatives may fluctuate drastically from day to day.

•

Portfolio Turnover Risk:  The Fund’s strategy may frequently involve buying and selling portfolio securities to rebalance the Fund’s exposure to various market sectors. Higher portfolio turnover may result in the Fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders. Portfolio turnover risk may cause the Fund’s performance to be less than you expect.

•

Prepayment Risk: Certain types of pass-through securities, such as mortgage-backed securities, have yield and maturity characteristics corresponding to underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity when the entire principal amount comes due, payments on certain mortgage-backed securities include both interest and a partial payment of principal. Besides the scheduled repayment of principal, payments of principal may result from voluntary prepayment, refinancing, or foreclosure of the underlying mortgage loans. For example, when interest rates fall, principal will generally be paid off faster, since many homeowners will refinance their mortgages.

The value of the Fund may fluctuate. In addition, shares of the Fund:

▪

MAY DECLINE IN VALUE AND YOU MAY LOSE MONEY

▪

ARE NOT FEDERALLY INSURED

▪

ARE NOT GUARANTEED BY ANY GOVERNMENT AGENCY

▪

ARE NOT BANK DEPOSITS

▪

ARE NOT GUARANTEED TO ACHIEVE THEIR OBJECTIVES

FUND FACTS - PERFORMANCE & VOLATILITY

Because the Fund has only recently commenced investment operations, no performance information is available for the Fund at this time. In the future, performance information will be presented in this section. Also, shareholder reports containing financial and performance information will be mailed to shareholders semi-annually.

FUND FACTS - FEES AND EXPENSES

Investor Expenses

This table describes the fees and expenses that you may pay if you buy and hold Class N shares or Investor Class shares of the Fund.

	Class N	Investor Class
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchase (as a % of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of original purchase price or redemption proceeds)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends/ Distributions	None	None
Redemption Fee (as a % of amount redeemed, if applicable)[1]	None	None
Exchange Fee	None	None
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
Management Fees	0.50%	0.50%
Distribution and/or Service (12b-1) Fees	None	0.20%
Other Expenses	0.__%	0.__%
Acquired Fund Fees and Expenses (Underlying Funds)[2]	0.02%	0.02%

Total Annual Fund Operating Expenses	____%	____%
Fee Deferral and Reimbursement [3]	(___)%	(___)%

Net Expenses	0.60%	0.80%

1.

You will be charged $10.00 for wire redemptions.

2.

This number represents the estimated combined total fees and operating expenses of any investment companies acquired by the Fund (“Underlying Funds”) and is not a direct expense incurred by the Fund or deducted from Fund assets.  Since this number does not represent a direct operating expense of the Fund, the operating expenses set forth in the Fund’s financial statements will not include this figure. Excluding the indirect costs of investing in any Underlying Fund, the estimated Total Annual Fund Operating Expenses (before expense reimbursements) are ____% and Net Expenses (after expense reimbursements) are ____%.

3.

The Adviser has agreed contractually to defer its management fee and to reimburse expenses (other than expenses relating to dividends on short sales, interest expense, indirect fees and expenses of Underlying Funds, extraordinary or non-recurring expenses) at least through August 30, 2010, so that total annual operating expenses do not exceed 0.60% of average daily net assets of Class N Shares and 0.80% of the average daily net assets of Investor Class Shares, subject to possible recoupment from the Fund in future years on a rolling three year basis if such recoupment can be achieved within the foregoing expense limits.

EXAMPLE

As a shareholder, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses.  This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that you reinvest all dividends and distributions, and that the Fund’s operating expenses remain the same*. Although your actual costs and the return on your investment may be higher or lower, based on these assumptions your costs would be:

Year*	Class N	Investor Class
1	$	$
3	$	$

*The one-year fees shown above take into account the Adviser’s advisory fee waiver agreement to limit total operating expenses at least through August 30, 2010, so that total annual operating expenses (other than expenses relating to Distribution and/or Service (12b-1 fees), dividends on short sales, interest expense, indirect fees and expenses of Underlying Funds, extraordinary or non-recurring expenses) do not exceed 0.60% of average daily net assets of Class N Shares of and 0.80% of the average daily net assets of Investor Class Shares of the Fund, subject to possible recoupment from the Fund in future years on a rolling three year basis if such recoupment can be achieved within the foregoing expense limits. Should the Adviser continue its fee waiver in future years, the total costs of investing in the Fund for the first three years will be lower than indicated above.

Who May Want to Invest in the Fund?

We designed the Fund for investors who seek one or more of the following:

•

current income and preservation of principal

•

a vehicle that will form part of an allocation strategy that seeks to provide current income while seeking to take advantage of opportunities for additional returns

•

a conservative, highly-liquid portfolio, comprised mainly of short-term securities

Money Market Segment

The Fund may invest directly in money market securities, or in one or more money market funds owning money market securities. Money market securities are high quality securities (rated in one of the two highest rating categories for short-term debt obligations) and present minimal credit risk. They may include U.S. government obligations, commercial paper and other short-term corporate obligations, and certificates of deposit, bankers’ acceptances, bank deposits, repurchase agreements and other financial institution obligations. These securities may be denominated in U.S. dollars or foreign currency.

Risk Management Segment

The Fund may invest in defensive positions when the Adviser/Sub-Adviser believes it is appropriate to do so. When this happens, the Fund may increase temporarily its investment in government securities and other short-term securities without regard to the Fund’s investment restrictions, policies or normal investment emphasis. During such a period, the Fund may be unable to achieve its investment objective. In addition, this defensive investment strategy may cause frequent trading and high portfolio turnover ratios when calculated in accordance with the U.S Securities and Exchange Commission rules. High transaction costs could result from more frequent trading. Such trading may also result in realization of net short-term capital gains upon which you may be taxed at ordinary tax rates when distributed from the Fund.  The Fund may also use combinations of options and futures to achieve a more aggressive or defensive position.  There can be no assurance that such risk management strategies will be implemented, or that if they are utilized that they will be successful in reducing losses to a Fund.

Portfolio Holdings

A description of the Fund’s policies and procedures with respect to the disclosure of its portfolio securities is available in the Fund’s SAI.

YOUR ACCOUNT

This section describes the services that are available to shareholders.

Types of Accounts

If you are making an initial investment in the Fund, you will need to open an account. You may establish the following types of accounts:

•

Individual or Joint Ownership. One person owns an individual account while two or more people own a joint account. We will treat each individual owner of a joint account as authorized to give instructions on purchases, sales and exchanges of shares without notice to the other owners. However, we will require each owner’s signature guarantee for any transaction requiring a signature guarantee.

•

Gift or Transfer to Minors. A Custodian maintains a Uniform Gifts to Minors Act (UGMA) or Uniform Transfers to Minors Act (UTMA) account for the benefit of a minor. To open an UGMA or UTMA account, you must include the minor's social security number on the application.

•

Trust. A trust can open an account. You must include the name of each trustee, the name of the trust and the date of the trust agreement on the application.

•

Corporations, Partnerships and Other Legal Entities. Corporations, partnerships and other legal entities may also open an account. A general partner of the partnership or an authorized officer of the corporation or other legal entity must sign the application and resolution form.

•

Retirement. If you are eligible, you may set up your account under a tax-sheltered retirement plan, such as an Individual Retirement Account (IRA) or Roth IRA, Rollover IRA, SEP-IRA, SIMPLE IRA, Keogh Account, or other retirement plan. Your financial consultant can help you determine if you are eligible.

Choosing a Class

After deciding which type of account to open, you must select a class of shares. The Fund offers for purchase Investor Class Shares and Class N Shares.

Each share class has its own expense structure. Investor Class Shares have 12b-1 fees. (see “Classes in Detail” and “Rule 12b-1 Plans in Detail” for additional information).

Each class represents an interest in the same portfolio of securities and each has the same rights with one exception. Because only Investor Class Shares pay distribution and/or service (12b-1) fees, pursuant to the 1940 Act, you will have exclusive voting rights with respect to the Distribution Plan and Agreement pursuant to Rule 12b-1, if any, if you choose Investor Class.

Different share classes allow you to choose the class that will be most beneficial to you. Your decision should depend upon a number of factors including the amount you purchase and the length of time you plan to hold the shares. Your financial consultant can assist you in determining which class is best for you. Because all future investments in your account will be made in the share class you designate when opening the account, you should make your decision carefully.

Investor Class	Class N
o No initial or contingent deferred sales charge.	o No initial or contingent deferred sales charge.
o An annual fee of 0.20% under the Fund's 12b-1 plan, which is for both marketing and shareholder services.	o No annual marketing or service (12b-1) fees.
o Investor Class Shares do not convert to another class.	o Lower annual expenses than Investor Class Shares.

YOUR ACCOUNT

Classes in Detail

Class N Shares are not subject to any 12b-1 or shareholder servicing fees, while Investor Class shares have a twenty (20) basis point 12b-1/shareholder servicing fee.

Both Class N and Investor Class Shares are offered without any sales charges, and may be purchased directly or through platforms under contractual arrangements with CLS Investment Firm, LLC (“CLS”), or through programs offered by investment advisory representatives under contractual arrangements with CLS.

Rule 12b-1 Plan in Detail

The Board of Trustees of the AdvisorOne Funds has adopted for Investor Class Shares a Distribution Plan and Agreement pursuant to Rule 12b-1 under the 1940 Act (the “Plan”).  The Plan allows the Fund to use part of its assets for certain shareholder services provided to Investor Class shareholders by entities that have entered into agreements with the Distributor to provide these services, as well as for the sale and distribution of these Shares, including advertising, marketing and other promotional activities. For these services, under the Plan, the Fund pays the Distributor an amount equal to 0.20% of average net assets attributable to Investor Class Shares, as applicable, of the Fund on an annualized basis.  The Distributor may use monies authorized by the Plan to compensate other parties that have entered into selling and/or shareholder servicing agreements with Distributor with respect to the distribution of Fund shares, including advancing payment of such fees to the selling brokers for the first 12 months.

Because these distribution and shareholder service fees are paid out of the Fund’s assets on an ongoing basis, the fees may, over time, increase the cost of investing in the Fund and cost investors more than other types of sales loads.

Purchasing Shares

Good Order:  When making a purchase request, make sure your request is in good order.  “Good order” means your purchase request includes:

•

the name of the Fund

•

the dollar amount of shares to be purchased

•

a completed purchase application with appropriate documentation

•

check payable to the Reservoir Fund

Once you have chosen the type of account and a class of shares, you are ready to establish an account. Both Investor Class Shares and Class N Shares of the Fund are available to investors with a minimum initial investment of $2,500 for regular accounts and $2,000 for individual retirement accounts. The minimum for subsequent investments is $250.

The Trust or Adviser may waive or lower these minimums in certain cases. You must complete and sign an application for each account you open with each Fund.

Automatic Investment Plan: You may participate in the Fund’s Automatic Investment Plan, an investment plan that automatically takes money from your bank account and invests it in the Fund through the use of electronic funds transfers or automatic bank drafts. You may pre-authorize automatic investments of a minimum of $100 on specified days of each month into your established Fund account. You must complete the appropriate section of the application. Please contact the Fund at 1-866-811-0225 for more information about the Automatic Investment Plan. Amounts that are automatically invested in the Fund will not be available for redemption until three business days after the automatic reinvestment.

The price for Fund shares is the Fund’s net asset value per share (“NAV”). We determine the NAV as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) every day that the Exchange is open. We will price your order at the next NAV calculated after the Fund receives your application or request in good order. For more information on how we price shares, see “Pricing of Fund Shares.”

The Fund and the Distributor each reserves the right to reject any purchase for any reason and to cancel any purchase due to non-payment. You must make all purchases in United States dollars and draw all checks on United States banks. If we cancel your purchase due to non-payment, you will be responsible for any loss the Fund incurs. We will not accept cash or third-party checks for the purchase of shares.

Method of Purchase	Purchase Procedures

Through a Financial Professional

Contact your financial consultant. Your financial consultant can tell you the time by which you must submit your order to begin receiving dividends that day. Your Financial Consultant must transmit the order to the Funds before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time).

Through Brokers

The Distributor authorizes certain securities dealers, banks or other financial service firms (collectively, “brokers”) to purchase your shares. To receive that day’s share price:

•

you must place your order with the broker before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time).

By Mail

To purchase Shares, send your completed application to:

AdvisorOne Funds – Reservoir Fund

c/o Gemini Fund Services, LLC

4020 South 147th Street, Suite 2

Omaha, NE 68137

 Include with your application your check, payable to “AdvisorOne Funds”

Method of Purchase	Purchase Procedures

By Wire

If you wish to wire money to make a subsequent investment in the Fund, please call 1-866-811-0225 for wiring instructions and to notify the Fund that a wire is coming.  Any commercial bank can transfer same-day funds by wire.  The Fund will normally accept wired funds for investment on the day received if they are received by the Fund’s designated bank before the close of regular trading on the NYSE. Your bank may charge you for wiring same-day funds.

By Exchange

AdvisorOne Funds offers five additional funds in a separate prospectus.  You may exchange your Class N shares of the Fund for the Class N shares of another series of AdvisorOne Funds.  Please review the combined prospectus for the other AdvisorOne Funds online at www.AdvisorOneFunds.com, or request a copy of it via telephone (1-866-811-0225) or written request sent to:

AdvisorOne Funds

c/o Gemini Fund Services, LLC

4020 South 147th Street, Suite 2

Omaha, NE 68137

Once you have read the prospectus for the Class N shares of the other AdvisorOne Funds, please send a written request to the above address to exchange into the Class N shares of the series of AdvisorOne Fund of your choice.

By Telephone

You may make subsequent purchases in your account by telephoning 1-866-811-0225 between 8:30 a.m. and 4:00 p.m. Eastern time on any day the Fund is open. We will electronically transfer money from the bank account you designate on your Application to our account with the Trust. This investment option is only available if you have not declined or cancelled your telephone investment privilege.

Subsequent Purchases	The minimum subsequent purchase is $250 for either class, except for reinvestment of dividends and distributions.

IMPORTANT NOTES	Once you have requested a telephone transaction, and a confirmation number has been assigned, the transaction cannot be revoked. We reserve the right to refuse any purchase request.

YOUR ACCOUNT

Redeeming Shares

You have the right to sell (“redeem”) all or any part of your shares subject to certain restrictions. Selling your shares is referred to as a “redemption” because the Fund buys back its shares. We will redeem your shares at the net asset value next computed following receipt of your redemption request in good order. See Redemption Procedures-“Request in Good Order.”

We will mail your redemption proceeds to your address of record or transmit them electronically to your designated bank account. Except under certain emergency conditions, we will send your redemption to you within seven days after we receive your redemption request. If you purchase shares by check and soon after, request a redemption, your redemption request will not be processed until the check used for your purchase has cleared (usually within 10 days).

The Fund cannot accept requests that specify a certain date for redemption or which specify any other special conditions.  Redemption proceeds must be payable to the registered shareholder(s) of the account, or to a financial intermediary for the benefit of the registered shareholder(s) of the account.  Please call 1-866-811-0225 for further information. We will not process your redemption request if it is not in good order. We will notify you if your redemption request is not in good order.

If, as a result of your redemption, your account value drops below $2,500 ($2,000 for Individual retirement Accounts), we may redeem the remaining shares in your account. We will notify you in writing of our intent to redeem your shares. We will allow at least sixty days thereafter for you to make an additional investment to bring your account value up to at least the minimum amount before we will process the redemption.

Systematic Withdrawal Plan

If your individual account, IRA or other qualified plan account has a current account value of at least $10,000, you may adopt a Systematic Withdrawal Plan to provide for monthly, quarterly or other periodic checks for any designated amount of $100 or more. If you wish to open a Systematic Withdrawal Plan, please indicate on your application or contact the Fund at 1-866-811-0225.

Medallion Signature Guarantees

Your redemption request must be accompanied by a “medallion signature guarantee” under certain circumstances, such as if you are redeeming shares valued at $50,000 or greater or if you ask us to send the redemption proceeds to an address other than the address of record.

Third Party Transactions

If you buy and redeem shares of the Fund through a member of the Financial Industry Regulatory Authority, that member may charge a fee for that service. The Fund has authorized one or more brokers to accept on its behalf purchase and redemption orders. Such brokers are authorized to designate intermediaries to accept orders on the Fund’s behalf. The Fund will be deemed to have received the order when an authorized broker or a broker authorized designee accepts your order. Your order will be priced at the Fund's net asset value next computed after it is received by the authorized broker or broker authorized designee.

The Adviser may pay certain financial institutions (which may include banks, brokers, securities dealers and other industry professionals) a fee for providing distribution related services and/or for performing certain administrative and servicing functions for Fund shareholders and/or making the Fund available for purchase on their platforms.  These payments are from the Adviser and are not charged to the Fund.

Redemptions in Kind

The Fund reserves the right to honor requests for redemption or repurchase orders by making payment in whole or in part in readily marketable securities (“redemption in kind”) if the amount of such a request is large enough to affect operations (for example, if the request is greater than $250,000 or 1% of the Fund’s assets). The securities will be chosen by the Fund and valued at the Fund’s net asset value. A shareholder may incur transaction expenses in converting these securities to cash.

Method of Redemption	Redemption Procedures

By Telephone

You may authorize redemption of some or all shares in your account with the Fund by telephoning the Fund at 1-866-811-0225 between 8:30 a.m. and 4:00 p.m. Eastern time on any day the Fund is open.

You will NOT be eligible to use the telephone redemption service if you:

•

have declined or canceled your telephone investment privilege;

•

wish to redeem shares valued at $50,000 or greater or if you ask us to send the redemption proceeds to an address other than the address of record for the account;

•

must provide supporting legal documents such as a signature guarantee for redemption

•

have an account set up as a corporation, trust or partnership; or

•

wish to redeem from a retirement account.

By Mail

If you are redeeming Shares, you may send your redemption request to:

AdvisorOne Funds – Reservoir Fund

c/o Gemini Fund Services, LLC

4020 South 147th Street, Suite 2

Omaha, NE 68137

You must include the following information in your written request:

•

a letter of instruction stating the name of the Fund, the number of shares you are redeeming, the names in which the account is registered and your account number;

•

other supporting legal documents, if necessary, for redemption requests by corporations, trusts and partnerships;

a signature guarantee, if necessary.

Method of Redemption	Redemption Procedures

By Wire

You may request your redemption proceeds be wired directly to the bank account designated on your application. The Fund’s transfer agent will charge you a $10.00 fee for each wire redemption. The transfer agent will deduct the fee directly from your account. Your bank may also impose a fee for the incoming wire.

Request in “Good Order”

For our mutual protection, all redemption requests must include:

•

your account number

•

the amount of the transaction

•

for mail request, signatures of all owners EXACTLY as registered on the account and signature guarantees, if required (signature guarantees can be obtained at most banks, credit unions, and licensed brokers)

•

any supporting legal documentation that may be required

Your redemption request will be processed at the next determined share price after we have received all required information.

IMPORTANT NOTE	Once we have processed your redemption request, and a confirmation number has been given, the transaction cannot be revoked.

Options For Redemption Proceeds

You may receive your redemption proceeds by check or by wire.

Check Redemptions. Normally we will mail your check within two business days of a redemption.

Wire Redemptions. Before you can receive redemption proceeds by wire, you must establish this option by completing a special form or the appropriate section of your account application.

You may request that your redemption proceeds be wired directly to your bank account. The Trust’s transfer agent imposes a $10.00 fee for each wire redemption and deducts the fee directly from your account. Your bank may also impose a fee for the incoming wire. The redemption proceeds must be paid to the same bank and account as designated on the application or in written instructions in proper form subsequently received by the Trust.

Telephone Redemptions and Exchanges. We will automatically establish the telephone redemption option for your account, unless you instruct us otherwise in writing. Telephone redemptions are easy and convenient, but this account option involves a risk of loss from unauthorized or fraudulent transactions. We will take reasonable precautions to protect your account from fraud. You should do the same by keeping your account information private and by reviewing immediately any account statements and confirmations that you receive. Please contact us immediately about any transaction you believe to be unauthorized.

AdvisorOne Funds reserves the right to refuse a telephone redemption or exchange if the caller cannot provide certain information such as:

•

the account number

•

the name and address exactly as registered on the account

•

the primary social security or employer identification number as registered on the account

We may also require a password from the caller.

AdvisorOne Funds will not be responsible for any account losses due to telephone fraud, so long as we have taken reasonable steps to verify the caller's identity. If you wish to cancel the telephone redemption feature for your account, please notify us in writing.

Exchanging Shares

The exchange privilege is a convenient way to buy shares in the Fund in order to respond to changes in your investment goals or in market conditions. You may exchange your shares for shares of the same class of another AdvisorOne Fund at no cost to you. You may exchange your shares of the Fund for the same Class of Shares of another AdvisorOne Fund without paying any sales charge.  Currently, the Fund is the only series of AdvisorOne Funds with Investor Class Shares; therefore, only Class N Shares may be exchanged.

 If you establish a new account by exchange, the exchanged shares must have a minimum value of $2,500. All subsequent exchanges must have a minimum value of $250 per Fund.

You may exchange shares either by telephone, if you have not canceled your telephone privilege, or in writing. Written requests for exchange must provide the following:

•

The name of the Fund (Reservoir Fund);

•

account names and numbers;

•

name of the AdvisorOne Fund you wish to exchange your shares into;

•

the amount you wish to exchange;

•

specify the shareholder privileges you wish to retain (e.g., Telephone Privileges); and

•

signatures of all registered owners.

To exchange shares by telephone, you should call 1-866-811-0225 between 8:30 a.m. and 4:00 p.m. Eastern time on any day the Fund is open. We will process telephone requests made after 4:00 p.m. Eastern time at the close of business on the next business day. You should notify the Fund in writing of all shareholder service privileges you wish to continue in any new account opened by a telephone exchange request.

Please note that we will only accept exchanges if your ownership registrations in both accounts are identical.

We will value your exchanged shares at their respective net asset value next determined after the receipt of the exchange request. We will not impose an initial sales charge, redemption fee or penalty on exchanges. Please note that an exchange may have tax consequences for you. We reserve the right to modify or terminate the exchange privilege upon sixty days’ written notice to you.

Systematic Exchange Program

The Systematic Exchange Program allows you to make regular, systematic exchanges among like classes of shares (e.g., from Class N to Class N) from one AdvisorOne Fund account into another AdvisorOne Fund account. By setting up the program, you authorize the Fund and its agents to redeem a set dollar amount or number of shares from the first account and purchase shares of a specified AdvisorOne Fund. An exchange transaction is a sale and a purchase of shares for federal income tax purposes and may result in a capital gain or loss.

To participate in the Systematic Exchange Program, you must have an initial account balance of $10,000 in the first account and at least $1,000 in the second account. Exchanges may be made on any day or days of your choice. If the amount remaining in the first account is less than the exchange amount you requested, then the remaining amount will be exchanged. At such time as the first account has a zero balance, your participation in the program will be terminated. You may also terminate the program by calling or writing the Fund. Once participation in the program has been terminated for any reason, to reinstate the program you must do so in writing; simply investing additional funds will not reinstate the program

Limitation On Purchases, Redemptions and Exchanges

Purchases or sales of shares of the Fund and exchanges among AdvisorOne Funds should not be used to try to take advantage of short-term swings in the market. Frequent purchase and sale transactions or exchanges create higher expenses for the Fund. Accordingly, the Fund reserves the right to limit or terminate the ability to purchase shares of the Fund or the exchange privilege for any shareholder making frequent purchases or sales or exchanges. The Fund may also revoke the exchange privilege for all shareholders upon sixty days’ written notice.

Transferring Registration

You can transfer the registration of your shares in the Fund to another owner by completing a transfer form and sending it to AdvisorOne Funds, 4020 South 147th Street, Suite 2, Omaha, Nebraska 68137.  You may obtain a transfer form by calling 1-866-811-0225.

PRICING OF FUND SHARES

The Fund’s net asset value (“NAV”) for each class of shares or NAV is calculated on each day that the New York Stock Exchange is open. The New York Stock Exchange is closed on weekends and most national holidays. The NAV is the value of a single share of a fund. The NAV is calculated for the Fund at the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time (“Valuation Time”). The NAV is determined by subtracting the total of the Fund’s liabilities from its total assets and dividing the remainder by the number of shares outstanding. The value of the Fund’s total assets is generally based on the market value of the securities that the Fund holds. Fund portfolio securities, which are traded on a national securities exchange, are valued at the last quoted sale price.  NASDAQ traded securities are valued using the NASDAQ official closing price (NOCP).  Certain short-term securities are valued on the basis of amortized cost. Foreign securities may be traded in their primary markets on weekends or other days when the Fund does not price its shares. Therefore, the NAV of a fund holding foreign securities may change on days when shareholders will not be able to buy or redeem their fund shares.

If a security does not have a readily available market quotation, the Fund values the security based on fair value, as determined in good faith in accordance with the guidelines established by the Fund’s Board of Trustees (the “Board”). The types of securities for which fair value pricing is required include, but are not limited to:

•

Securities for which market quotations are insufficient or not readily available at the Valuation Time on a particular Business Day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source);

•

Securities for which, in the judgment of the Adviser/Sub-Adviser, the prices or values available do not represent the fair value of the instrument. Factors which may cause the Adviser/Sub-Adviser to make such a judgment include, but are not limited to, the following: (i) only a bid price or an asked price is available; (ii) the spread between bid and asked prices is substantial; (iii) the frequency of sales; (iv) the thinness of the market; (v) the size of reported trades; and (vi) actions of the securities markets, such as the suspension or limitation of trading;

•

Securities determined to be illiquid; and

•

Securities with respect to which an event that will affect the value thereof has occurred since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its NAV.

Fair value pricing should result in a more accurate determination of the Fund’s NAV, which should eliminate the potential for arbitrage in the Fund. However, valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations.  The Adviser/Sub-Adviser makes such determinations under the supervision of the Board, in good faith, in accordance with procedures adopted by the Board.

Fair valuation of the Fund's portfolio securities can serve to reduce arbitrage opportunities available to short term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund’s NAV by short-term traders.  There is no assurance that the Fund will obtain the fair value assigned to a security if it were to sell such security while it is fair valued.

With respect to any portion of the Fund’s assets that are invested in one or more open-end management investment companies that are registered under the 1940 Act, the Fund’s net asset value is calculated based upon the net asset values of the registered open-end management investment companies in which the Fund invests, and the prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

ANTI-MONEY LAUNDERING AND CUSTOMER IDENTIFICATION PROGRAM

The USA Patriot Act requires financial institutions, including the Fund, to adopt certain policies and programs to prevent money laundering activities, including procedures to verify the identity of customers opening new accounts. When completing a new Account Application, you will be required to supply the Fund with information, such as your taxpayer identification number, that will assist the Fund in verifying your identity. As required by law, the Fund may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.

When opening an account for a foreign business, enterprise or non-U.S. person that does not have an identification number, we require alternative government-issued documentation certifying the existence of the person, business or enterprise.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Fund’s Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders and discourage market timing. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may disrupt portfolio management strategies and hurt Fund performance. Such practices may dilute the value of Fund shares, interfere with the efficient management of the Fund’s investments, and increase brokerage and administrative costs. The Trust may reject purchase orders or temporarily or permanently revoke exchange privileges if there is reason to believe that a shareholder is engaging in market timing activities. Brokers maintaining omnibus accounts with the Fund have agreed to provide shareholder transaction information, to the extent known to the broker, to the Fund upon request.

To prevent disruption in the management of the Fund, excessive trading or exchange activity is limited.  Generally, trading or exchange activity is considered excessive if a substantive exchange or redemption occurs within 7 calendar days of purchase.

An investor’s exchange privilege or right to purchase additional shares may be revoked if the redemption or exchange activity is considered excessive.  The Trust may accept redemptions and exchanges in excess of the above guidelines if it believes that granting such exceptions is in the best interest of the Fund and the redemption or exchange is not part of a market timing strategy.

It is a violation of policy for an officer or Trustee of the Trust to knowingly facilitate a purchase, redemption or exchange where the shareholder executing the transaction is engaged in any activity which violates the terms of the Trust’s Prospectus or Statement of Additional Information, and/or is considered not to be in the best interests of the Fund or its other shareholders.

The Fund will apply its policies and procedures uniformly to all Fund shareholders. Although the Fund intends to deter market timing, there is no assurance that it will be able to identify and eliminate all market timers.  For example, certain accounts called “omnibus accounts” include multiple shareholders. Omnibus accounts typically provide the Fund with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identities of individual purchasers and redeemers whose orders are aggregated are not known by the Fund.  The netting effect often makes it more difficult for the Fund to detect market timing, and there can be no assurance that the Fund will be able to do so. Therefore, with respect to omnibus accounts, the Fund relies on selling group members to enforce the Fund’s market timing policies and procedures.

We reserve the right to modify our policies and procedures at any time without prior notice as we deem in our sole discretion to be in the best interests of Fund shareholders, or to comply with state or Federal legal requirements.

DISTRIBUTIONS

As a shareholder, you are entitled to your share of the Fund’s net income and capital gains on its investments. The Fund passes substantially all of its earnings along to its investors as distributions. When the Fund earns dividends from stocks and interest from bonds and other debt securities and distributes these earnings to shareholders, it is called a dividend. The Fund realizes capital gains when it sells securities for a higher price than it paid. When net long-term capital gains are distributed to shareholders, it is called a capital gain distribution. Net short-term capital gains are considered ordinary income and are included in dividends.

Long-term vs. Short-term capital gains:

•

Long-term capital gains are realized on securities held for more than one year and are part of your capital gain distribution.

•

Short-term capital gains are realized on securities held less than one year and are part of your dividends.

The Fund distributes dividends quarterly and capital gains annually, if any. Capital gains distributions will typically be declared in December and paid in January of the following year, but are taxable as if paid on December 31st of the year declared. The IRS requires you to report these amounts on your income tax return for the year declared.

You will receive distributions from the Fund in additional shares of the Fund unless you choose to receive your distributions in cash. If you wish to change the way in which you receive distributions, you should call the Fund at (866) 811-0225 for instructions.

If you have elected to receive distributions in cash, and the postal or other delivery service returns your check to the Fund as undeliverable, you will not receive interest on amounts represented by the uncashed checks.

FEDERAL TAX CONSIDERATIONS

Your investment will have tax consequences that you should consider. Some of the more common federal tax consequences are described here but you should consult your tax consultant about your particular situation. Although it is not an investment objective, the Fund’s Sub-Adviser will attempt to take into account the tax consequences of its investment decisions. However, there may be occasions when the Sub-Adviser’s investment decisions will result in a negative tax consequence for the Fund's shareholders.

Taxes on Distributions

You will generally be subject to pay federal income tax and possibly state taxes on all Fund distributions. Your distributions will be taxed in the same manner whether you receive the distributions in cash or additional shares of the Fund. Distributions that are derived from net long-term capital gains will generally be taxed as long-term capital gains. The rate of tax will depend on how long the Fund held the securities on which it realized the gains. In general, for individual shareholders, the maximum capital gain rate is 15 percent. All other distributions, including short-term capital gains, will be taxed as ordinary income. The Fund sends detailed tax information to its shareholders about the amount and type of its distributions by January 31st for the prior calendar year.

Taxes on Sales or Exchanges

If you redeem your shares of the Fund, or exchange them for shares of another AdvisorOne Fund in the Trust, you will be subject to tax on any taxable gain. Your taxable gain or loss is computed by subtracting your tax basis in the shares from the redemption proceeds (in the case of a sale) or the value of the shares received (in the case of an exchange). Because your tax basis depends on the original purchase price and on the price at which any dividends may have been reinvested, you should keep your account statements so that you or your tax preparer will be able to determine whether a sale or exchange will result in a taxable gain or loss.

“Buying a Dividend”

Unless your investment is in a tax-deferred account, you may want to avoid investing in the Fund close to the date of a distribution because you pay the full pre-distribution price for your shares and then receive part of your investment back as a taxable distribution.

Tax Withholding

The Fund may be required to withhold U.S. federal income tax at the rate of 28% from all taxable distributions and from proceeds from certain sales and exchanges payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Any such withheld amounts may be credited against the shareholder's U.S. federal income tax liability.

MANAGEMENT

Investment Adviser

CLS Investments, LLC, a Nebraska limited liability company (“CLS” or the “Adviser”), serves as investment adviser to the Fund. The Adviser was formerly known as CLS Investment Firm, LLC and is the successor to Clarke Lanzen Skalla Investment Firm, Inc., which changed its form of organization from a corporation to a limited liability company on or about April 10, 2003.  The “Adviser” as referenced herein is used to refer to both of these entities.  The Adviser has been an investment adviser to individuals, employee benefit plans, trusts, and corporations since 1989. The Adviser has managed the Fund since its inception. As of December 31, 2008, the Adviser managed approximately $__ billion in client assets, in addition to Fund assets.  In many cases CLS client assets are invested in the Fund. The Adviser maintains its principal offices at 4020 South 147th Street, Omaha, Nebraska 68137. The Adviser is an affiliate of Gemini Fund Services, LLC and Northern Lights Distributors, LLC.

The Fund pays CLS a fee (before any fee deferral) at the annualized rate (expressed as a percentage of its average daily net assets) of 0.50%.

Under the terms of its investment advisory agreement, the Adviser is the manager of the Fund and is responsible for formulating the Fund’s overall investment program. The Adviser also furnishes officers, provides office space, services and equipment and supervises all matters relating to the Fund’s operations.

CLS has entered into a sub-advisory agreement with Horizon Investments, LLC (“Horizon” or the “Sub-Adviser”) on behalf of the Fund, whereby CLS pays the sub-adviser monthly, based on a negotiated annual fee, equal to a percentage of the Fund’s average daily net assets.  The Sub-Adviser is responsible for implementing the Fund’s investment program and making the Fund’s day-to-day investment decisions.

Sub-Adviser

Horizon, located at 7401 Carmel Executive Park,  Ste 106,  Charlotte,  NC  28226,   is a South Carolina limited liability company, that was formed in 1995 by John Johnson and reorganized in 1999 by John Johnson and Robert Cannon.  Horizon is an investment adviser to individuals, investment companies, pension and profit sharing plans, charitable organizations and corporations. Horizon has managed the Fund since its inception. As of January 29, 2008, Horizon managed approximately $252 million in client assets, in addition to Fund assets.  Breen Financial Corp. is an investment advisory affiliate of Horizon and Side Street Capital, LLC is an affiliated specialty holding company for investment-related firm ownership.  Robert J. Cannon, Jeffrey Roach and Kevin Blocker own a majority of the membership units of the Horizon and Side Street Capital, LLC.

A discussion regarding the basis for the Board of Trustees’ approval or renewal of the investment advisory contract and the sub-advisory contract of the Fund is available in the Fund’s most recent Annual Report to Shareholders.

Portfolio Managers

The Fund is managed by a team of three members of the Sub-Adviser; there are no primary portfolio managers.  The team leader is a rotating position currently held by the Sub-Adviser’s Chief Economist, Jeffrey Roach.

Jeffrey Roach: Chairman, Investment Committee. In addition to Mr. Roach’s position of Chairman of the Investment Committee, he is also the Chief Economist of Horizon Investments, LLC. Mr. Roach joined Horizon in September 2006 and is responsible for all economic and market analysis. Prior to joining Horizon Investments LLC, he was Senior Economist at Bank of America, N.A frp, January 2004 to September 2006. Mr. Roach earned a B.S. in Mathematics from Bob Jones University in 1995, an M.A. in Economics from Clemson University in 1998 and a Ph.D. in Economics from Clemson University in 2008.

Robbie Cannon: Member, Investment Committee. In addition to Mr. Cannon’s position of Investment Committee Member, he is also the President and CEO of Horizon Investments, LLC. Mr. Cannon joined Horizon in 1999 the managing member and became the President and CEO following a restructure in 2001.  Mr. Cannon is responsible for the overall management of Horizon and is chiefly responsible for its growth.  Prior to joining Horizon Investments, LLC, he worked with PPC Inc., which he joined as an equity analyst in 1994. Mr. Cannon earned a B.A. from Furman University in 1994 concentrating in Political Science.

Scott Ladner: Member, Investment Committee.  In addition to Mr. Ladner’s position as Investment Committee Member, he also is an associate of Horizon Investments, LLC.  Mr. Ladner joined the firm in 2008 and is responsible for absolute return strategies.  Scott also acts as a principal and the head of trading for Charlotte Global Advisors, LLC, an unregistered private investment manager, since 2006, and as principal and head of trading for Principal Guard, LLC, a limited liability company created to provide hedging strategies to portfolio managers, since September 2006. Prior to joining Horizon Mr. Ladner served as Senior Index Option Trader at PEΔK6 Investments, LP. Prior to that, from 1998 to 2005, Mr. Ladner was a member of First Union’s (later Wachovia Securities, Inc.) Equity Derivative Group.  Mr. Ladner holds a B.A. Degree in Economics and Russian Language & Literature from the University of North Carolina at Chapel Hill.

The Fund’s Statement of Additional Information provides additional information about the portfolio managers’ compensation structure, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund.

Other Service Providers

The Fund relies on other companies to provide necessary services for their day-to-day operations. Below is a list of these service providers:

Administrator

Gemini Fund Services, LLC

450 Wireless Blvd.

Hauppauge, New York 11788

Custodian

First National Bank of Omaha

1620 Dodge Street

Omaha, Nebraska 68137

Distributor

Northern Lights Distributors, LLC

4020 South 147th Street

Omaha, Nebraska 68137

Transfer and Dividend Disbursing Agent

Gemini Fund Services, LLC

4020 South 147th Street, Suite 2

Omaha, Nebraska 68137

Counsel

Thompson Hine LLP

312 Walnut Street, 14th Floor

Cincinnati, Ohio 45202

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP

1818 Market Street,

Suite 2400

Philadelphia, Pennsylvania 19103

 ADVISORONE FUNDS

Privacy Statement

The AdvisorOne Funds recognize and respect the privacy of each of our investors and their expectations for confidentiality. The protection of investor information is of fundamental importance in our operation and we take seriously our responsibility to protect personal information.

We collect, retain and use information that assists us in providing the best service possible. This information comes from the following sources:

•

Account applications and other required forms,

•

Written, oral, electronic or telephonic communications and

•

Transaction history from your account.

We only disclose personal nonpublic information to third parties as necessary and as permitted by law.

We restrict access to personal nonpublic information to employees, affiliates and service providers involved in servicing your account. We require that these entities limit the use of the information provided to the purposes for which it was disclosed and as permitted by law.

We maintain physical, electronic and procedural safeguards that comply with federal standards to guard nonpublic personal information of our customers.

This page is not part of the prospectus.

WHERE TO GO FOR MORE INFORMATION

You will find more information about the Fund in the following documents:

Annual and Semi-annual Reports: Our annual and semi-annual reports list the holdings in each AdvisorOne Fund, describe each Fund’s performance, include financial statements for each Fund, and discuss the market conditions and strategies that significantly affected the Funds' performance during the last fiscal year.

Statement of Additional Information (“SAI”): The Statement of Additional Information contains additional and more detailed information about each Fund.

The SAI is incorporated by reference into (and is thus a part of) this Prospectus.

There are three ways to get a copy of these documents:

1. Call or write for one, and a copy will be sent without charge.

      AdvisorOne Funds

      c/o Gemini Fund Services, LLC

      4020 South 147th Street, Suite 2

      Omaha, NE 68137

      1-866-811-0225

The Prospectus, Annual Report, Semi-Annual Report and holdings information are available at www.AdvisorOneFunds.com.

2. Write to the Public Reference Room of the Securities and Exchange Commission (“SEC”) and ask them to mail you a copy. Or, you may e-mail your request to publicinfo@sec.gov. The SEC charges a fee for this service.

You can also go to the Public Reference Room and copy the documents while you are there. The SEC is located at 100 F Street, NE, Washington, DC 20549-0102.

You may get information about the Public Reference Room and its business hours by writing or calling the number below.

      Public Reference Room - U.S. Securities and Exchange Commission

      100 F Street, N.W.

      Washington, D.C. 20549-0102

      1-202-551-8090

3. Go to the SEC's website (www.sec.gov) and download a free text-only version.

If you are a current Fund shareholder and would like information about your account, account transactions, or account statements, please call us at 1-866-811-0225.

If you purchased your shares through a financial institution, you may contact that institution for more information.

The AdvisorOne Funds' Investment Company Act File Number is 811-8037.

1-866-811-0225

www.AdvisorOneFunds.com

[logo: AdvisorOne Funds]

AdvisorOne Funds

www.advisoronefunds.com
4020 S. 147th Street • Omaha, NE 68137
(866) 811-0225

Distributed by Northern Lights Distributors, LLC
Member FINRA/SIPC

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

ADVISORONE FUNDS

Reservoir Fund

STATEMENT OF ADDITIONAL INFORMATION

April  _, 2009

This Statement of Additional Information is not a Prospectus, but is an incorporated part of the Prospectus and should be read in conjunction with the Reservoir Fund Prospectus of the AdvisorOne Funds (the “Trust”) dated April _, 2009.

To obtain a free copy of the Prospectus or an annual report, please call the Trust at 1-866-811-0225.

TABLE OF CONTENTS

General Information and History

Investment Restrictions

Description of Securities, Other Investment Policies

and Risk Considerations

Disclosure of Portfolio Holdings

Management of the Trust

Principal Holders of Securities

Investment Management and Other Services

Affiliations and Control of the Adviser and Other Service Providers

Administrator

Custodian

Transfer Agent Services

Distribution of Shares

Code of Ethics

Proxy Voting Policies and Procedures

Portfolio Managers

Brokerage Allocation and Other Practices

Redemption of Securities Being Offered

Shareholder Services

Determination of Net Asset Value

Taxes

Organization of the Trust

Independent Registered Public Accounting Firm

Legal Matters

Financial Statements

Appendix A

Appendix B

For more information on the Reservoir Fund, including charges and expenses, call the Trust at the number indicated above for a free prospectus. Read it carefully before you invest or send money.

GENERAL INFORMATION AND HISTORY

The Trust is an open-end management investment company, commonly known as a “mutual fund,” and sells and redeems shares every day that it is open for business. The Trust was organized as a Delaware business trust by a Declaration of Trust filed December 20, 1996, with the Secretary of State of Delaware, and is registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940 (the “1940 Act”).  On April 1, 2003 the name of the Trust changed from Orbitex Group of Funds to AdvisorOne Funds due to the change of ownership of the Adviser from Orbitex Financial Services Group, Inc. to NorthStar Financial Services Group, LLC (“NorthStar”).

Each Fund of the Trust represents a separate series of beneficial interest in the Trust having different investment objectives, investment programs, policies and restrictions. The Fund is a diversified series of the Trust.

This Statement of Additional Information deals solely with the Reservoir Fund (hereafter, the “Fund”).  The Trust has a separate Prospectus and Statement of Additional Information for its other series, Amerigo Fund, Clermont Fund, Berolina Fund, Descartes Fund and Liahona Fund.

The Fund is a diversified mutual fund that offers Class N shares and Investor Class shares.

Investor Class and Class N shares of the Fund represent an interest in the same assets of the Fund, have the same rights and are identical in all material respects except that (i) each class of shares has different distribution fees; (ii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable and (iii) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements.  The Board of Trustees may classify and reclassify the Fund’s shares into additional classes of shares at a future date.

The Fund is managed by CLS Investments, LLC, (formerly “CLS Investment Firm, LLC” and prior to that, “Clarke Lanzen Skalla Investment Firm, LLC”), a Nebraska limited liability company (the “Adviser”). The Adviser directs the day-to-day operations and the investment of assets of the Fund.

Gemini Fund Services, LLC, (“the Administrator”) is the administrator, accounting agent, transfer agent and dividend disbursing agent, and custody administrator for the Fund. First National Bank of Omaha (“FNBO”) is the custodian for the Fund.

INVESTMENT RESTRICTIONS

The following policies and limitations supplement those set forth in the Prospectus. Unless otherwise noted, whenever a policy or limitation states a maximum percentage of the Fund’s assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitations will be determined immediately after and as a result of the Fund’s acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets or other circumstances will not be considered when determining whether the investment complies with the Fund’s investment policies and limitations.

The Fund’s fundamental investment policies and limitations may be changed only with the consent of a “majority of the outstanding voting securities” of the Fund. As used in this Statement of Additional Information, the term “majority of the outstanding voting securities” means the lesser of: (1) 67% of the shares of the Fund present at a meeting where the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (2) more than 50% of the outstanding shares of the Fund.  With respect to all funds in the Trust,shares of each fund will be voted separately on matters affecting only that fund, including approval of changes in the fundamental investment policies of that fund. Except for the fundamental investment limitations listed below, the investment policies and limitations described in this Statement of Additional Information are not fundamental and may be changed without shareholder approval.

THE FOLLOWING ARE THE FUNDAMENTAL INVESTMENT LIMITATIONS OF THE FUND.

The Fund will not:

(1) Purchase securities on margin, except the Fund may make margin deposits in connection with permissible options and futures transactions subject to (5) below and may obtain short-term credits as may be necessary for clearance of transactions.

(2) Issue any class of securities senior to any other class of securities except in compliance with the 1940 Act.

(3) Borrow money for investment purposes in excess of 33-1/3% of the value of its total assets, including any amount borrowed less its liabilities not including any such borrowings. Any borrowings, which come to exceed this amount, will be reduced in accordance with applicable law. Additionally, the Fund may borrow up to 5% of its total assets (not including the amount borrowed) for temporary or emergency purposes.

(4) Purchase or sell real estate, or invest in real estate limited partnerships, except the Fund may, as appropriate and consistent with its respective investment objective, policies and other investment restrictions, buy securities of issuers that engage in real estate operations and securities that are secured by interests in real estate (including shares of real estate mortgage investment conduits, mortgage pass-through securities, mortgage-backed securities and collateralized mortgage obligations) and may hold and sell real estate acquired as a result of ownership of such securities.

(5) Purchase or sell physical commodities or contracts thereon, except that the Fund may enter into financial futures contracts and options thereon.

(6) Underwrite securities issued by other persons, except to the extent that the Fund may be deemed to be an underwriter, within the meaning of the Securities Act of 1933, in connection with the purchase of securities directly from an issuer in accordance with the Fund's investment objective, policies and restrictions.

(7) Make loans, except that the Fund in accordance with that Fund’s investment objective, policies and restrictions may: (i) invest in all or a portion of an issue of publicly issued or privately placed bonds, debentures, notes, other debt securities and loan participation interests for investment purposes; (ii) purchase money market securities and enter into repurchase agreements; and (iii) lend its portfolio securities in an amount not exceeding one-third of the value of the Fund’s total assets.

(8) Make an investment unless 75% of the value of the Fund’s total assets is represented by cash, cash items, U.S. government securities, securities of other investment companies and “other securities.” For purposes of this restriction, the term “other securities” means securities as to which the Fund invests no more than 5% of the value of its total assets in any one issuer or purchases no more than 10% of the outstanding voting securities of any one issuer. As a matter of operating policy, the Fund will not consider repurchase agreements to be subject to the above-stated 5% limitation if all of the collateral underlying the repurchase agreements are U.S. government securities and such repurchase agreements are fully collateralized.

(9) Invest 25% or more of the value of its total assets in any one industry.

In applying investment limitation (9), the Fund uses the industry groups employed in the North American Industry Classification System (“NAICS”). This limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or repurchase agreements secured by U.S. government securities.

THE FOLLOWING ARE ADDITIONAL INVESTMENT LIMITATIONS OF THE FUND. THE FOLLOWING RESTRICTIONS ARE DESIGNATED AS NON-FUNDAMENTAL AND MAY BE CHANGED BY THE BOARD OF TRUSTEES OF THE TRUST WITHOUT THE APPROVAL OF SHAREHOLDERS.

The Fund may not:

(1) Invest in portfolio companies for the purpose of acquiring or exercising control of such companies.

(2) Invest in other investment companies (including affiliated investment companies) except to the extent permitted by the Investment Company Act of 1940 (“1940 Act”) or exemptive relief granted by the Securities and Exchange Commission (“SEC”). Notwithstanding this or any other limitation, the Fund may invest all of its investable assets in an open-end management investment company with substantially the same investment objective, policies and limitations as the Fund. For this purpose, “all of the Fund’s investable assets” means that the only investment securities that will be held by the Fund will be the Fund’s interest in the investment company.

(3) Invest in puts, calls, straddles, spreads or any combination thereof, except to the extent permitted by the Prospectus and Statement of Additional Information.

(4) Purchase or otherwise acquire any security or invest in a repurchase agreement if, as a result, more than 15% of the net assets of the Fund would be invested in securities that are illiquid or not readily marketable, including repurchase agreements maturing in more than seven days and non-negotiable fixed time deposits with maturities over seven days. The Fund may invest without limitation in restricted securities provided such securities are considered to be liquid. If, through a change in values, net assets or other circumstances, a Fund were in a position where more than 15% of its net assets was invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.

(5) Mortgage, pledge, or hypothecate in any other manner, or transfer as security for indebtedness any security owned by the Fund, except as may be necessary in connection with permissible borrowings and then only if such mortgaging, pledging or hypothecating does not exceed 33 1/3% of the Fund’s total assets. Collateral arrangements with respect to margin, option and other risk management and when-issued and forward commitment transactions are not deemed to be pledges or other encumbrances for purposes of this restriction.

DESCRIPTION OF SECURITIES, OTHER INVESTMENT POLICIES AND RISK CONSIDERATIONS

The following pages contain more detailed information about the types of instruments in which the Fund may invest, strategies the Adviser may employ in pursuit of the Fund’s investment objective and a summary of related risks. The Fund will make only those investments described below that are in accordance with its investment objectives and policies. The Fund may invest in the following instruments either directly, or through its investments in other investment companies and exchange-traded funds (the “underlying funds”). The Adviser or Sub-Adviser may not buy all of these instruments or use all of these techniques unless it believes that doing so will help the Fund achieve its investment objectives.

ADJUSTABLE RATE SECURITIES. Adjustable rate securities (i.e., variable rate and floating rate instruments) are securities that have interest rates that are adjusted periodically, according to a set formula. The maturity of some adjustable rate securities may be shortened under certain special conditions described more fully below.

Floating rate instruments have interest rate reset provisions similar to those for variable rate instruments and may be subject to demand features like those for variable rate instruments. The interest rate is adjusted, periodically (e.g., daily, monthly, semi-annually), to the prevailing interest rate in the marketplace. The interest rate on floating rate securities is ordinarily determined by reference to the 90-day U.S. Treasury bill rate, the rate of return on commercial paper or bank certificates of deposit or an index of short-term interest rates. The maturity of a floating rate instrument is considered to be the period remaining until the principal amount can be recovered through demand.

BELOW-INVESTMENT-GRADE DEBT SECURITIES. The Fund may invest up to [35%] of its net assets in debt securities that are rated below “investment grade” by Standard and Poor’s (“S&P”) or Moody’s Investors Services, Inc. (“Moody’s”) or, if unrated, are deemed by the Adviser to be of comparable quality. Securities rated less than Baa by Moody's or BBB by S&P are classified as below investment grade securities and are commonly referred to as “junk bonds” or high yield, high risk securities. Debt rated BB, B, CCC, CC and C and debt rated Ba, B, Caa, Ca, C is regarded by S&P and Moody’s, respectively, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. For S&P, BB indicates the lowest degree of speculation and C the highest degree of speculation. For Moody’s, Ba indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Similarly, debt rated Ba or BB and below is regarded by the relevant rating agency as speculative. Debt rated C by Moody’s or S&P is the lowest rated debt that is not in default as to principal or interest, and such issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing. Such securities are also generally considered to be subject to greater risk than securities with higher ratings with regard to a deterioration of general economic conditions. Excerpts from S&P’s and Moody’s descriptions of their bond ratings are contained in the Appendix A to this SAI.

Ratings of debt securities represent the rating agency’s opinion regarding their quality and are not a guarantee of quality. Rating agencies attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, since rating agencies may fail to make timely changes in credit ratings in response to subsequent events, the Adviser continuously monitors the issuers of high yield bonds in the portfolios of the Fund to determine if the issuers will have sufficient cash flows and profits to meet required principal and interest payments. The achievement of the Fund’s investment objective may be more dependent on the Adviser’s own credit analysis than might be the case for a fund which invests in higher quality bonds. The Fund may retain a security whose rating has been changed. The market values of lower quality debt securities tend to reflect individual developments of the issuer to a greater extent than do higher quality securities, which react primarily to fluctuations in the general level of interest rates. In addition, lower quality debt securities tend to be more sensitive to economic conditions and generally have more volatile prices than higher quality securities. Issuers of lower quality securities are often highly leveraged and may not have available to them more traditional methods of financing. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower quality securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer’s ability to service debt obligations may also be adversely affected by specific developments affecting the issuer, such as the issuer’s inability to meet specific projected business forecasts or the unavailability of additional financing. Similarly, certain emerging market governments that issue lower quality debt securities are among the largest debtors to commercial banks, foreign governments and supranational organizations such as the World Bank and may not be able or willing to make principal and/or interest repayments as they come due. The risk of loss due to default by the issuer is significantly greater for the holders of lower quality securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. Lower quality debt securities frequently have call or buy-back features, which would permit an issuer to call or repurchase the security from the Fund. In addition, the Fund may have difficulty disposing of lower quality securities because they may have a thin trading market. There may be no established retail secondary market for many of these securities, and the Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market also may have an adverse impact on market prices of such instruments and may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund’s portfolios. The Fund may also acquire lower quality debt securities during an initial underwriting or which are sold without registration under applicable securities laws. Such securities involve special considerations and risks.

In addition to the foregoing, factors that could have an adverse effect on the market value of lower quality debt securities in which the Fund may invest, include: (i) potential adverse publicity, (ii) heightened sensitivity to general economic or political conditions, and (iii) the likely adverse impact of a major economic recession. The Fund may also incur additional expenses to the extent the Fund is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings, and the Fund may have limited legal recourse in the event of a default. Debt securities issued by governments in emerging markets can differ from debt obligations issued by private entities in that remedies for defaults generally must be pursued in the courts of the defaulting government, and legal recourse is therefore somewhat diminished. Political conditions, in terms of a government’s willingness to meet the terms of its debt obligations, also are of considerable significance. There can be no assurance that the holders of commercial bank debt may not contest payments to the holders of debt securities issued by governments in emerging markets in the event of default by the governments under commercial bank loan agreements. The Adviser attempts to minimize the speculative risks associated with investments in lower quality securities through credit analysis and by carefully monitoring current trends in interest rates, political developments and other factors. Nonetheless, investors should carefully review the investment objective and policies of the Fund and consider their ability to assume the investment risks involved before making an investment. The Fund may also invest in unrated debt securities. Unrated debt securities, while not necessarily of lower quality than rated securities, may not have as broad a market. Because of the size and perceived demand for an issue, among other factors, certain issuers may decide not to pay the cost of obtaining a rating for their bonds. The Adviser will analyze the creditworthiness of the issuer of an unrated security, as well as any financial institution or other party responsible for payments on the security.

CERTIFICATES OF DEPOSIT AND BANKERS’ ACCEPTANCES. The Fund may invest in certificates of deposit and bankers’ acceptances, which are considered to be short-term money market instruments.

Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers’ acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

COMMERCIAL PAPER. The Fund may purchase commercial paper. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations.

DEALER (OVER-THE-COUNTER) OPTIONS. The Fund may engage in transactions involving dealer options. Certain risks are specific to dealer options. While the Fund would look to a clearing corporation to exercise exchange-traded options, if the Fund were to purchase a dealer option, it would rely on the dealer from whom it purchased the option to perform if the option were exercised. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as loss of the expected benefit of the transaction.

Exchange-traded options generally have a continuous liquid market while dealer options have none. Consequently, the Fund will generally be able to realize the value of a dealer option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when the Fund writes a dealer option, it generally will be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Fund originally wrote the option. While the Fund will seek to enter into dealer options only with dealers who will agree to and which are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate a dealer option at a favorable price at any time prior to expiration. Until the Fund, as a covered dealer call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) or currencies used as cover until the option expires or is exercised. In the event of insolvency of the contra party, the Fund may be unable to liquidate a dealer option. With respect to options written by the Fund, the inability to enter into a closing transaction may result in material losses to the Fund. For example, since the Fund must maintain a secured position with respect to any call option on a security it writes, the Fund may not sell the assets, which it has segregated to secure the position while it is obligated under the option. This requirement may impair the Fund’s ability to sell portfolio securities or currencies at a time when such sale might be advantageous.

The Staff of the SEC has taken the position that purchased dealer options and the assets used to secure the written dealer options are illiquid securities. The Fund may treat the cover used for written OTC options as liquid if the dealer agrees that the Fund may repurchase the OTC option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the OTC option would be considered illiquid only to the extent the maximum repurchase price under the formula exceeds the intrinsic value of the option. Accordingly, the Fund will treat dealer options as subject to the Fund’s limitation on unmarketable securities. If the SEC changes its position on the liquidity of dealer options, the Fund will change its treatment of such instrument accordingly.

EXPOSURE TO FOREIGN MARKETS. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments. The value of securities denominated in foreign currencies, and of dividends and interest paid with respect to such securities will fluctuate based on the relative strength of the U.S. dollar.

There may be less publicly available information about foreign securities and issuers than is available about domestic securities and issuers. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies. Securities of some foreign companies are less liquid and their prices may be more volatile than securities of comparable domestic companies. The Fund’s interest and dividends from foreign issuers maybe subject to non-U.S. withholding taxes, thereby reducing the Fund’s net investment income.

Currency exchange rates may fluctuate significantly over short periods and can be subject to unpredictable change based on such factors as political developments and currency controls by foreign governments. Because the Fund may invest in securities denominated in foreign currencies, they may seek to hedge foreign currency risks by engaging in foreign currency exchange transactions. These may include buying or selling foreign currencies on a spot basis, entering into foreign currency forward contracts, and buying and selling foreign currency options, foreign currency futures, and options on foreign currency futures. Many of these activities constitute “derivatives” transactions.

The Fund may invest in issuers domiciled in “emerging markets,” those countries determined by the Adviser to have developing or emerging economies and markets. Emerging market investing involves risks in addition to those risks involved in foreign investing. For example, many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. In addition, economies in emerging markets generally are dependent heavily upon international trade and, accordingly, have been and continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. The securities markets of emerging countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of the United States and other more developed countries. Brokerage commissions, custodial services and other costs relating to investment in foreign markets generally are more expensive than in the United States, particularly with respect to emerging markets. In addition, some emerging market countries impose transfer taxes or fees on a capital market transaction.

Foreign investments involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments, and may be affected by actions of foreign governments adverse to the interests of U.S. investors. Such actions may include the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There is no assurance that the Adviser will be able to anticipate these potential events or counter their effects. These risks are magnified for investments in developing countries, which may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.

Economies of particular countries or areas of the world may differ favorably or unfavorably from the economy of the United States. Foreign markets may offer less protection to investors than U.S. markets. It is anticipated that in most cases the best available market for foreign securities will be on an exchange or in over-the-counter markets located outside the United States. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. issuers. Foreign security trading practices, including those involving securities settlement where Fund assets may be released prior to receipt of payment, may result in increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer, and may involve substantial delays. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions and custodial costs, are generally higher than for U.S. investors. In general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States. It may also be difficult to enforce legal rights in foreign countries. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to U.S. issuers.

Some foreign securities impose restrictions on transfer within the United States or to U.S. persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions. American Depositary Receipts (ADRs), as well as other “hybrid” forms of ADRs, including European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer’s home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer’s country.

Investments in emerging markets can be subject to a number of types of taxes that vary by country, change frequently, and are sometime defined by custom rather than written regulation. Emerging countries can tax interest, dividends, and capital gains through the application of a withholding tax. The local custodian normally withholds the tax upon receipt of a payment and forwards such tax payment to the foreign government on behalf of the Fund. Certain foreign governments can also require a foreign investor to file an income tax return and pay the local tax through estimated tax payments, or pay with the tax return. Although not frequently used, some emerging markets have attempted to slow conversion of their currency by imposing a repatriation tax. Generally, this tax is applied to amounts, which are converted from the foreign currency to the investor’s currency and withdrawn from the local bank account. Transfer taxes or fees, such as stamp duties, security transfer taxes, and registration and script fees, are generally imposed by emerging markets as a tax or fee on a capital market transaction. Each emerging country may impose a tax or fee at a different point in time as the foreign investor perfects his interest in the securities acquired in the local market. A stamp duty is generally a tax on the official recording of a capital market transaction. Payment of such duty is generally a condition of the transfer of assets and failure to pay such duty can result in a loss of title to such asset as well as loss of benefit from any corporate actions. A stamp duty is generally determined based on a percentage of the value of the transaction conducted and can be charged against the buyer (e.g., Cyprus, India, Israel, Jordan, Malaysia, Pakistan, and the Philippines), against the seller (e.g., Argentina, Australia, China, Egypt, Indonesia, Kenya, Portugal, South Korea, Trinidad, Tobago, and Zimbabwe). Although such a fee does not generally exceed 100 basis points, certain emerging markets have assessed a stamp duty as high as 750 basis points (e.g., Pakistan). A security transfer tax is similar to a stamp duty and is generally applied to the purchase, sale or exchange of securities, which occur in a particular foreign market.

These taxes are based on the value of the trade and similar to stamp taxes, can be assessed against the buyer, seller or both. Although the securities transfer tax may be assessed in lieu of a stamp duty, such tax can be assessed in addition to a stamp duty in certain foreign markets (e.g., Switzerland, South Korea, Indonesia). Upon purchasing a security in an emerging market, such security must often be submitted to a registration process in order to record the purchaser as a legal owner of such security interest. Often foreign countries will charge a registration or script fee to record the change in ownership and, where physical securities are issued, issue a new security certificate. In addition to assessing this fee upon the acquisition of a security, some markets also assess registration charges upon the registration of local shares to foreign shares.

FEDERAL TAX TREATMENT OF OPTIONS, FUTURES CONTRACTS AND FORWARD FOREIGN EXCHANGE CONTRACTS. The Fund may enter into certain option, futures, and forward foreign exchange contracts, including options and futures on currencies, which are Section 1256 contracts and may result in the Fund entering into straddles.

Open Section 1256 contracts at fiscal year end will be considered to have been closed at the end of the Fund’s fiscal year and any gains or losses will be recognized for tax purposes at that time. Such gains or losses from the normal closing or settlement of such transactions will be characterized as 60% long-term capital gain or loss and 40% short-term capital gain or loss regardless of the holding period of the instrument. The Fund will be required to distribute net gains on such transactions to shareholders even though it may not have closed the transaction and received cash to pay such distributions.

Options, futures and forward foreign exchange contracts, including options and futures on currencies, which offset a security or currency position may be considered straddles for tax purposes, in which case a loss on any position in a straddle will be subject to deferral to the extent of unrealized gain in an offsetting position. The holding period of the securities or currencies comprising the straddle may be deemed not to begin until the straddle is terminated. The holding period of the security offsetting an “in-the-money qualified covered call” option will not include the period of time the option is outstanding. Losses on written covered calls and purchased puts on securities, excluding certain “qualified covered call” options, may be long-term capital loss, if the security covering the option was held for more than twelve months prior to the writing of the option.

In order for the Fund to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or currencies.

FOREIGN CURRENCY TRANSACTIONS. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

The Fund may enter into forward contracts for a variety of purposes in connection with the management of the foreign currency exposure of its portfolio. The Fund’s use of such contracts would include, but not be limited to, the following: First, when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to “lock in” the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars of the amount of foreign currency involved in the underlying security transactions, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received.

Second, when the Adviser believes that one currency may experience a substantial movement against another currency, including the U.S. dollar, or it wishes to alter the Fund’s exposure to the currencies of the countries in its investment universe, it may enter into a forward contract to sell or buy foreign currency in exchange for the U.S. dollar or another foreign currency. Alternatively, where appropriate, the Fund may manage all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currency or currencies act as an effective proxy for other currencies. In such a case, the Fund may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in the Fund. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer-term investment decisions made with regard to overall diversification strategies. However, the Adviser believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Fund will be served.

The Fund may enter into forward contacts for any other purpose consistent with the Fund’s investment objective and program. However, the Fund will not enter into a forward contract, or maintain exposure to any such contract(s), if the amount of foreign currency required to be delivered thereunder would exceed the Fund’s holdings of liquid securities and currency available for cover of the forward contract(s). In determining the amount to be delivered under a contract, the Fund may net offsetting positions.

At the maturity of a forward contract, the Fund may sell the portfolio security and make delivery of the foreign currency, or it may retain the security and either extend the maturity of the forward contract (by “rolling” that contract forward) or may initiate a new forward contract.

If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent of the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

The Fund’s dealing in forward foreign currency exchange contracts will generally be limited to the transactions described above. However, the Fund reserves the right to enter into forward foreign currency contracts for different purposes and under different circumstances. Of course, the Fund is not required to enter into forward contracts with regard to its foreign currency denominated securities and will not do so unless deemed appropriate by the Adviser. It also should be realized that this method of hedging against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange at a future date. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain, which might result from an increase in the value of that currency.

Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the “spread”) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

FOREIGN FUTURES AND OPTIONS. Participation in foreign futures and foreign options transactions involves the execution and clearing of trades on or subject to the rules of a foreign board of trade. Neither the National Futures Association nor any domestic exchange regulates activities of any foreign boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, customers who trade foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC’s regulations and the rules of the National Futures Association and any domestic exchange, including the right to use reparations proceedings before the Commission and arbitration proceedings provided by the National Futures Association or any domestic futures exchange. In particular, funds received from the Fund for foreign futures or foreign options transactions may not be provided the same protections as funds received in respect of transactions on United States futures exchanges. In addition, the price of any foreign futures or foreign options contract and, therefore, the potential profit and loss thereon may be affected by any variance in the foreign exchange rate between the time the Fund's order is placed and the time it is liquidated, offset or exercised.

FUTURES CONTRACTS. Transactions in Futures.  The Fund may enter into futures contracts, including stock index, interest rate and currency futures (“futures or futures contracts”).

Stock index futures contracts may be used to provide a hedge for a portion of the Fund’s portfolio, as a cash management tool, or as an efficient way for the Adviser to implement either an increase or decrease in portfolio market exposure in response to changing market conditions. The Fund may, purchase or sell futures contracts with respect to any stock index. Nevertheless, to hedge the Fund’s portfolio successfully, the Fund must sell futures contracts with respect to indices or sub-indices whose movements will have a significant correlation with movements in the prices of the Fund's portfolio securities.

Interest rate or currency futures contracts may be used to manage the Fund’s exposure to changes in prevailing levels of interest rates or currency exchange rates in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by the Fund. In this regard, the Fund could sell interest rate or currency futures as an offset against the effect of expected increases in interest rates or currency exchange rates and purchase such futures as an offset against the effect of expected declines in interest rates or currency exchange rates.

The Fund may enter into futures contracts, which are traded on national or foreign futures exchanges, and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading in the United States are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission (“CFTC”). Futures are traded in London at the London International Financial Futures Exchange in Paris at the MATIF and in Tokyo at the Tokyo Stock Exchange. Although techniques other than the sale and purchase of futures contracts could be used for the above-referenced purposes, futures contracts offer an effective and relatively low cost means of implementing the Fund's objectives in these areas.

Although the Fund has no current intention of engaging in futures or options transactions other than those described above, they reserve the right to do so. Such futures and options trading might involve risks, which differ from those involved in the futures and options described in this Statement of Additional Information.

TRADING IN FUTURES CONTRACTS. A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., units of a stock index) for a specified price, date, time and place designated at the time the contract is made. Brokerage fees are incurred when a futures contract is bought or sold and margin deposits must be maintained. Entering into a contract to buy is commonly referred to as buying or purchasing a contract or holding a long position. Entering into a contract to sell is commonly referred to as selling a contract or holding a short position.

Unlike when the Fund purchases or sells a security, no price would be paid or received by the Fund upon the purchase or sale of a futures contract. Upon entering into a futures contract, and to maintain the Fund’s open positions in futures contracts, the Fund would be required to deposit with its custodian or futures broker in a segregated account in the name of the futures broker an amount of cash, U.S. government securities, suitable money market instruments, or other liquid securities, known as “initial margin.” The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the contract being traded.

If the price of an open futures contract changes (by increase in underlying instrument or index in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund.

These subsequent payments, called “variation margin,” to and from the futures broker, are made on a daily basis as the price of the underlying assets fluctuate making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.” The Fund expects to earn interest income on its margin deposits.

Although certain futures contracts, by their terms, require actual future delivery of and payment for the underlying instruments, in practice most futures contracts are usually closed out before the delivery date. Closing out an open futures contract purchase or sale is effected by entering into an offsetting futures contract sale or purchase, respectively, for the same aggregate amount of the identical underlying instrument or index and the same delivery date. If the offsetting purchase price is less than the original sale price, the Fund realizes a gain; if it is more, the Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract.

For example, one contract in the Financial Times Stock Exchange 100 Index future is a contract to buy 25 pounds sterling multiplied by the level of the UK Financial Times 100 Share Index on a given future date. Settlement of a stock index futures contract may or may not be in the underlying instrument or index. If not in the underlying instrument or index, then settlement will be made in cash, equivalent over time to the difference between the contract price and the actual price of the underlying asset at the time the stock index futures contract expires.

SPECIAL RISKS OF TRANSACTIONS IN FUTURES CONTRACTS.

VOLATILITY AND LEVERAGE. The prices of futures contracts are volatile and are influenced, among other things, by actual and anticipated changes in the market and interest rates, which in turn are affected by fiscal and monetary policies and national and international political and economic events. Most United States futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

Because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the futures contract were deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount of margin deposited to maintain the futures contract. However, the Fund would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline. Furthermore, in the case of a futures contract purchase, in order to be certain that the Fund has sufficient assets to satisfy its obligations under a futures contract, the Fund earmarks to the futures contract money market instruments or other liquid securities equal in value to the current value of the underlying instrument less the margin deposit.

LIQUIDITY. The Fund may elect to close some or all of its futures positions at any time prior to their expiration. The Fund would do so to reduce exposure represented by long futures positions or short futures positions. The Fund may close its positions by taking opposite positions, which would operate to terminate the Fund’s position in the futures contracts. Final determinations of variation margin would then be made, additional cash would be required to be paid by or released to the Fund, and the Fund would realize a loss or a gain.

Futures contracts may be closed out only on the exchange or board of trade where the contracts were initially traded. Although the Fund intends to purchase or sell futures contracts only on exchanges or boards of trade where there appears to be an active market, there is no assurance that a liquid market on an exchange or board of trade will exist for any particular contract at any particular time. The reasons for the absence of a liquid secondary market on an exchange are substantially the same as those discussed under “Special Risks of Transactions in Options on Futures Contracts.” In the event that a liquid market does not exist, it might not be possible to close out a futures contract, and in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge the underlying instruments, the Fund would continue to hold the underlying instruments subject to the hedge until the futures contracts could be terminated. In such circumstances, an increase in the price of underlying instruments, if any, might partially or completely offset losses on the futures contract. However, as described below, there is no guarantee that the price of the underlying instruments will, in fact, correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract.

HEDGING RISK. A decision of whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or market or interest rate trends. There are several risks in connection with the use by the Fund of futures contracts as a hedging device. One risk arises because of the possible imperfect correlation between movements in the prices of the futures contracts and movements in the prices of the underlying instruments, which are the subject of the hedge. The Adviser will, however, attempt to reduce this risk by entering into futures contracts whose movements, in its judgment, will have a significant correlation with movements in the prices of the Fund’s underlying instruments sought to be hedged.

Successful use of futures contracts by the Fund for hedging purposes is also subject to the Adviser’s ability to correctly predict movements in the direction of the market. It is possible that, when the Fund has sold futures to hedge its portfolio against a decline in the market, the index, indices, or instruments underlying futures might advance and the value of the underlying instruments held in the Fund’s portfolio might decline. If this were to occur, the Fund would lose money on the futures and also would experience a decline in value in its underlying instruments. However, while this might occur to a certain degree, the Adviser believes that over time the value of the Fund’s portfolio will tend to move in the same direction as the market indices used to hedge the portfolio. It is also possible that if the Fund were to hedge against the possibility of a decline in the market (adversely affecting the underlying instruments held in its portfolio) and prices instead increased, the Fund would lose part or all of the benefit of increased value of those underlying instruments that it has hedged, because it would have offsetting losses in its futures positions. In addition, in such situations, if the Fund had insufficient cash, it might have to sell underlying instruments to meet daily variation margin requirements. Such sales of underlying instruments might be, but would not necessarily be, at increased prices (which would reflect the rising market). The Fund might have to sell underlying instruments at a time when it would be disadvantageous to do so.

In addition to the possibility that there might be an imperfect correlation, or no correlation at all, between price movements in the futures contracts and the portion of the portfolio being hedged, the price movements of futures contracts might not correlate perfectly with price movements in the underlying instruments due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors might close futures contracts through offsetting transactions, which could distort the normal relationship between the underlying instruments and futures markets. Second, the margin requirements in the futures market are less onerous than margin requirements in the securities markets, and as a result the futures market might attract more speculators than the securities markets do. Increased participation by speculators in the futures market might also cause temporary price distortions. Due to the possibility of price distortion in the futures market and also because of the imperfect correlation between price movements in the underlying instruments and movements in the prices of futures contracts, even a correct forecast of general market trends by the Adviser might not result in a successful hedging transaction over a very short time period.

ILLIQUID OR RESTRICTED SECURITIES. Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933 (the “1933 Act”). Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in accordance with procedures prescribed by the Board of Trustees of the Trust. If through the appreciation of illiquid securities or the depreciation of liquid securities, the Fund should be in a position where more than 15% of the value of its net assets are invested in illiquid assets, including restricted securities, the Fund will take appropriate steps to protect liquidity.

Notwithstanding the above, the Fund may purchase securities which, while privately placed, are eligible for purchase and sale under Rule 144A under the 1933 Act. This rule permits certain qualified institutional buyers to trade in privately placed securities even though such securities are not registered under the 1933 Act. The Adviser under the supervision of the Board of Trustees of the Trust, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the Fund's restriction of investing no more than 15% of its net assets in illiquid securities. A determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination, the Adviser will consider the trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition, the Adviser could consider: (1) the frequency of trades and quotes, (2) the number of dealers and potential purchases, (3) any dealer undertakings to make a market, and (4) the nature of the security and of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The liquidity of Rule 144A securities would be monitored, and if as a result of changed conditions it is determined that a Rule 144A security is no longer liquid, the Fund's holdings of illiquid securities would be reviewed to determine what, if any, steps are required to assure that the Fund does not invest more than 15% of its net assets in illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of the Fund's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

LOANS AND OTHER DIRECT DEBT INSTRUMENTS. Direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments are subject to the Fund’s policies regarding the quality of debt securities.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of principal and interest. Direct debt instruments may not be rated by any nationally recognized rating service. If the Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund’s share price and yield could be adversely affected. Loans that are fully secured offer the Fund more protections than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidations of collateral from a secured loan would satisfy the borrower’s obligation, or that the collateral could be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of developing countries also involves a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.

Investments in loans through direct assignment of a financial institution’s interests with respect to a loan may involve additional risks to the Fund. For example, if a loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, the Fund could be held liable as a co-lender. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary. Direct debt instruments that are not in the form of securities may offer less legal protection to the Fund in the event of fraud or misrepresentation. In the absence of definitive regulatory guidance, the Fund relies on the Adviser’s research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Fund.

A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness, the Fund has direct recourse against the borrower, it may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of the Fund were determined to be subject to the claims of the agent’s general creditors, the Fund might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

Direct indebtedness purchased by the Fund may include letters of credit, revolving credit facilities, or other standby financing commitments obligating the Fund to pay additional cash on demand. These commitments may have the effect of requiring the Fund to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower’s condition makes it unlikely that the amount will ever be repaid. The Fund will set aside appropriate liquid assets in a custodial account to cover its potential obligations under standby financing commitments.

The Fund limits the amount of total assets that it will invest in any one issuer or, in issuers within the same industry (see the Fund’s investment limitations). For purposes of these limitations, the Fund generally will treat the borrower as the “issuer” of indebtedness held by the Fund. In the case of loan participations where a bank or other lending institution serves as financial intermediary between the Fund and the borrower, if the participation does not shift to the Fund the direct debtor-creditor relationship with the borrower, SEC interpretations require the Fund, in appropriate circumstances, to treat both the lending bank or other lending institution and the borrower as “issuers” for these purposes. Treating a financial intermediary as an issuer of indebtedness may restrict the Fund’s ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

MATURITY OF DEBT SECURITIES. The maturity of debt securities may be considered long (10 years or more), intermediate (3 to 10 years), or short-term (less than 3 years). In general, the principal values of longer-term securities fluctuate more widely in response to changes in interest rates than those of shorter-term securities, providing greater opportunity for capital gain or risk of capital loss. A decline in interest rates usually produces an increase in the value of debt securities, while an increase in interest rates generally reduces their value.

MORTGAGE PASS-THROUGH SECURITIES. Interests in pools of mortgage pass-through securities differ from other forms of debt securities (which normally provide periodic payments of interest in fixed amounts and the payment of principal in a lump sum at maturity or on specified call dates). Instead, mortgage pass-through securities provide monthly payments consisting of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on the underlying residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Unscheduled payments of principal may be made if the underlying mortgage loans are repaid or refinanced or the underlying properties are foreclosed, thereby shortening the securities’ weighted average life. Some mortgage pass-through securities (such as securities guaranteed by GNMA) are described as “modified pass-through securities.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, on the scheduled payment dates regardless of whether the mortgagor actually makes the payment.

The principal governmental guarantor of mortgage pass-through securities is GNMA. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Treasury, the timely payment of principal and interest on securities issued by lending institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgage loans. These mortgage loans are either insured by the Federal Housing Administration or guaranteed by the Veterans Administration. A “pool” or group of such mortgage loans is assembled and after being approved by GNMA, is offered to investors through securities dealers.

Government-related guarantors of mortgage pass-through securities (i.e., not backed by the full faith and credit of the U.S. Treasury) include FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved sellers/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Mortgage pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Treasury.

FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a U.S. government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues Participation Certificates (“PCs”), which represent interests in conventional mortgages from FHLMC’s national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Treasury.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage pass-through securities. The Fund does not purchase interests in pools created by such non-governmental issuers.

Resets. The interest rates paid on the Adjustable Rate Mortgage Securities (“ARMs”) in which the Fund may invest generally are readjusted or reset at intervals of one year or less to an increment over some predetermined interest rate index. There are two main categories of indices: those based on U.S. Treasury securities and those derived from a calculated measure, such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year and five-year constant maturity Treasury Note rates, the three-month Treasury Bill rate, the 180-day Treasury Bill rate, rates on longer-term Treasury securities, the National Median Cost of Funds, the one-month or three-month London Interbank Offered Rate (LIBOR), the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury Note rate, closely mirror changes in market interest rate levels. Others tend to lag changes in market rate levels and tend to be somewhat less volatile.

Caps and Floors. The underlying mortgages which collateralize the ARMs in which the Fund invests will frequently have caps and floors which limit the maximum amount by which the loan rate to the residential borrower may change up or down: (1) per reset or adjustment interval, and (2) over the life of the loan. Some residential mortgage loans restrict periodic adjustments by limiting changes in the borrower’s monthly principal and interest payments rather than limiting interest rate changes. These payment caps may result in negative amortization. The value of mortgage securities in which the Fund invests may be affected if market interest rates rise or fall faster and farther than the allowable caps or floors on the underlying residential mortgage loans. Additionally, even though the interest rates on the underlying residential mortgages are adjustable, amortization and prepayments may occur, thereby causing the effective maturities of the mortgage securities in which the Fund invests to be shorter than the maturities stated in the underlying mortgages.

OPTIONS. Writing Covered Call Options. The Fund may write (sell) American or European style “covered” call options and purchase options to close out options previously written by the Fund. In writing covered call options, the Fund expects to generate additional premium income which should serve to enhance the Fund’s total return and reduce the effect of any price decline of the security or currency involved in the option. Covered call options will generally be written on securities or currencies which, in the Adviser's opinion, are not expected to have any major price increases or moves in the near future but which, over the long term, are deemed to be attractive investments for the Fund.

A call option gives the holder (buyer) the “right to purchase” a security or currency at a specified price (the exercise price) at expiration of the option (European style) or at any time until a certain date (the expiration date) (American style). So long as the obligation of the writer of a call option continues, he may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring him to deliver the underlying security or currency against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such earlier time at which the writer effects a closing purchase transaction by repurchasing an option identical to that previously sold. To secure his obligation to deliver the underlying security or currency in the case of a call option, a writer is required to deposit in escrow the underlying security or currency or other assets in accordance with the rules of a clearing corporation.

The Fund may write only covered call options. This means that the Fund will own the security or currency subject to the option or an option to purchase the same underlying security or currency, having an exercise price equal to or less than the exercise price of the ‘"covered” option, or will establish and maintain with its custodian for the term of the option, an account consisting of cash, U.S. government securities or other liquid securities having a value equal to the fluctuating market value of the securities or currencies on which the Fund holds a covered call position.

Portfolio securities or currencies on which call options may be written will be purchased solely on the basis of investment considerations consistent with the Fund’s investment objective. The writing of covered call options is a conservative investment technique believed to involve relatively little risk (in contrast to the writing of naked or uncovered options, which the Fund will not do), but capable of enhancing the Fund’s total return. When writing a covered call option, the Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security or currency above the exercise price, but conversely retains the risk of loss should the price of the security or currency decline. Unlike one who owns securities or currencies not subject to an option, the Fund has no control over when it may be required to sell the underlying securities or currencies, since it may be assigned an exercise notice at any time prior to the expiration of its obligation as a writer. If a call option, which the Fund has written, expires, the Fund will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security or currency during the option period. If the call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security or currency. The Fund does not consider a security or currency covered by a call to be “pledged” as that term is used in the Fund's policy which limits the pledging or mortgaging of its assets.

The premium received is the market value of an option. The premium the Fund will receive from writing a call option will reflect, among other things, the current market price of the underlying security or currency, the relationship of the exercise price to such market price, the historical price volatility of the underlying security or currency, and the length of the option period. Once the decision to write a call option has been made, the Adviser, in determining whether a particular call option should be written on a particular security or currency, will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options. The premium received by the Fund for writing covered call options will be recorded as a liability of the Fund. This liability will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the net asset value per share of the Fund is computed (close of the New York Stock Exchange), or, in the absence of such sale, the latest asked price. The option will be terminated upon expiration of the option, the purchase of an identical option in a closing transaction, or delivery of the underlying security or currency upon the exercise of the option.

Closing transactions will be effected in order to realize a profit on an outstanding call option, to prevent an underlying security or currency from being called, or, to permit the sale of the underlying security or currency. Furthermore, effecting a closing transaction will permit the Fund to write another call option on the underlying security or currency with either a different exercise price or expiration date or both. If the Fund desires to sell a particular security or currency from its portfolio on which it has written a call option, or purchased a put option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security or currency. There is, of course, no assurance that the Fund will be able to effect such closing transactions at favorable prices. If the Fund cannot enter into such a transaction, it may be required to hold a security or currency that it might otherwise have sold. When the Fund writes a covered call option, it runs the risk of not being able to participate in the appreciation of the underlying securities or currencies above the exercise price, as well as the risk of being required to hold on to securities or currencies that are depreciating in value. This could result in higher transaction costs. The Fund will pay transaction costs in connection with the writing of options to close out previously written options. Such transaction costs are normally higher than those applicable to purchases and sales of portfolio securities.

Call options written by the Fund will normally have expiration dates of less than nine months from the date written. The exercise price of the options may be below, equal to, or above the current market values of the underlying securities or currencies at the time the options are written. From time to time, the Fund may purchase an underlying security or currency for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering such security or currency from its portfolio. In such cases, additional costs may be incurred.

The Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security or currency, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security or currency owned by the Fund.

OPTIONS ON FUTURES CONTRACTS. The Fund may purchase and sell options on the same types of futures in which it may invest. Options on futures are similar to options on underlying instruments except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the futures contract, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by the delivery of the accumulated balance in the writer’s futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

As an alternative to writing or purchasing call and put options on stock index futures, the Fund may write or purchase call and put options on stock indices. Such options would be used in a manner similar to the use of options on futures contracts.

SPECIAL RISKS OF TRANSACTIONS IN OPTIONS ON FUTURES CONTRACTS. The risks described under “Special Risks of Transactions in Futures Contracts” are substantially the same as the risks of using options on futures. In addition, where the Fund seeks to close out an option position by writing or buying an offsetting option covering the same underlying instrument, index or contract and having the same exercise price and expiration date, its ability to establish and close out positions on such options will be subject to the maintenance of a liquid secondary market. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options, or underlying instruments; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders.

PURCHASING CALL OPTIONS. The Fund may purchase American or European style call options. As the holder of a call option, the Fund has the right to purchase the underlying security or currency at the exercise price at any time during the option period (American style) or at the expiration of the option (European style). The Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. The Fund may purchase call options for the purpose of increasing its current return or avoiding tax consequences, which could reduce its current return. The Fund may also purchase call options in order to acquire the underlying securities or currencies. Examples of such uses of call options are provided below.

Call options may be purchased by the Fund for the purpose of acquiring the underlying securities or currencies for its portfolio. Utilized in this fashion, the purchase of call options enables the Fund to acquire the securities or currencies at the exercise price of the call option plus the premium paid. At times the net cost of acquiring securities or currencies in this manner may be less than the cost of acquiring the securities or currencies directly. This technique may also be useful to the Fund in purchasing a large block of securities or currencies that would be more difficult to acquire by direct market purchases. So long as it holds such a call option rather than the underlying security or currency itself, the Fund is partially protected from any unexpected decline in the market price of the underlying security or currency and in such event could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option.

PURCHASING PUT OPTIONS. The Fund may purchase American or European style put options. As the holder of a put option, the Fund has the right to sell the underlying security or currency at the exercise price at any time during the option period (American style) or at the expiration of the option (European style). The Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. The Fund may purchase put options for defensive purposes in order to protect against an anticipated decline in the value of its securities or currencies. An example of such use of put options is provided below.

The Fund may purchase a put option on an underlying security or currency (a "protective put") owned by the Fund as a defensive technique in order to protect against an anticipated decline in the value of the security or currency. Such hedge protection is provided only during the life of the put option when the Fund, as the holder of the put option, is able to sell the underlying security or currency at the put exercise price regardless of any decline in the underlying security's market price or currency's exchange value. For example, a put option may be purchased in order to protect unrealized appreciation of a security or currency where the Adviser deems it desirable to continue to hold the security or currency because of tax considerations. The premium paid for the put option and any transaction costs would reduce any capital gain otherwise available for distribution when the security or currency is eventually sold.

The Fund may also purchase put options at a time when the Fund does not own the underlying security or currency. By purchasing put options on a security or currency it does not own, the Fund seeks to benefit from a decline in the market price of the underlying security or currency. If the put option is not sold when it has remaining value, and if the market price of the underlying security or currency remains equal to or greater than the exercise price during the life of the put option, the Fund will lose its entire investment in the put option. In order for the purchase of a put option to be profitable, the market price of the underlying security or currency must decline sufficiently below the exercise price to cover the premium and transaction costs, unless the put option is sold in a closing sale transaction.

REGULATORY LIMITATIONS. The Fund will engage in futures contracts and options thereon only for bona fide hedging, yield enhancement, and risk management purposes, in each case in accordance with rules and regulations of the CFTC.

The Fund may not purchase or sell futures contracts or related options if, with respect to positions which do not qualify as bona fide hedging under applicable CFTC rules, the sum of the amounts of initial margin deposits and premiums paid on those portions would exceed 5% of the net asset value of the Fund after taking into account unrealized profits and unrealized losses on any such contracts it has entered into; provided, however, that in the case of an option that is in-the money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation. For purposes of this policy options on futures contracts and foreign currency options traded on a commodities exchange will be considered "related options." This policy may be modified by the Board of Trustees without a shareholder vote and does not limit the percentage of the Fund's assets at risk to 5%.

The Fund's use of futures contracts may result in leverage. Therefore, to the extent necessary, in instances involving the purchase of futures contracts or the writing of call or put options thereon by the Fund, an amount of cash, U.S. government securities or other appropriate liquid securities, equal to the market value of the futures contracts and options thereon (less any related margin deposits), will be identified in an account with the Fund's custodian to cover (such as owning an offsetting position) the position, or alternative cover will be employed. Assets used as cover or held in an identified account cannot be sold while the position in the corresponding option or future is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of the Fund's assets to cover or identified accounts could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

If the CFTC or other regulatory authorities adopt different (including less stringent) or additional restrictions, the Fund would comply with such new restrictions.

OTHER INVESTMENT COMPANIES. The Fund’s investments in an underlying portfolio of Exchange Traded Funds (“ETFs”), mutual funds and closed-end funds involve certain additional expenses and certain tax results, which would not be present in a direct investment in the underlying funds.

EXCHANGE TRADED FUNDS. ETFs are passive funds that track their related index and have the flexibility of trading like a security. They are managed by professionals and provide the investor with diversification, cost and tax efficiency, liquidity, marginability, are useful for hedging, have the ability to go long and short, and some provide quarterly dividends. Additionally, ETFs are unit investment trusts (UITs) that have two markets. The primary market is where institutions swap “creation units” in block-multiples of 50,000 shares for in-kind securities and cash in the form of dividends. The secondary market is where individual investors can trade as little as a single share during trading hours on the exchange. This is different from open-ended mutual funds that are traded after hours once the net asset value (NAV) is calculated. ETFs share many similar risks with open-end and closed-end funds as discussed in the following paragraphs.

OPEN-END INVESTMENT COMPANIES. The 1940 Act provides that an underlying fund whose shares are purchased by the Fund will be obligated to redeem shares held by the Fund only in an amount up to 1% of the underlying fund's outstanding securities during any period of less than 30 days. Shares held by the Fund in excess of 1% of an underlying fund's outstanding securities therefore, will generally be considered not readily marketable securities, which, together with other such securities, may not exceed 15% of the Fund's assets.  In some cases deemed appropriate by the Adviser or the Board of Trustees, Shares held by the Fund in excess of 1% of an underlying fund’s outstanding securities will be considered readily marketable securities (for example, exchange traded funds which are registered as open-end investment companies but listed on an exchange).

Under certain circumstances an underlying fund may determine to make payment of a redemption by the Fund wholly or partly by a distribution in kind of securities from its portfolio, in lieu of cash, in conformity with the rules of the Securities and Exchange Commission. In such cases, the Fund may hold securities distributed by an underlying fund until the Adviser determines that it is appropriate to dispose of such securities.

Investment decisions by the investment advisers of the underlying funds are made independently of the Fund, its Adviser and Sub-Adviser. Therefore, the investment adviser of one underlying fund may be purchasing shares of the same issuer whose shares are being sold by the investment adviser of another such fund. The result of this would be an indirect expense to the Fund without accomplishing any investment purpose.

CLOSED-END INVESTMENT COMPANIES. The Fund may invest their assets in "closed-end" investment companies (or "closed-end funds"), subject to the investment restrictions set forth below. The Fund, together with any company or companies controlled by the Fund, and any other investment companies having the Adviser as an investment adviser, may purchase in the aggregate only up to 3% of the total outstanding voting stock of any closed-end fund. Shares of closed-end funds are typically offered to the public in a one-time initial public offering by a group of underwriters who retain a spread or underwriting commission of between 4% or 6% of the initial public offering price. Such securities are then listed for trading on the New York Stock Exchange, the American Stock Exchange, the National Association of Securities Dealers Automated Quotation System (commonly known as "NASDAQ") and, in some cases, may be traded in other over-the-counter markets. Because the shares of closed-end funds cannot be redeemed upon demand to the issuer like the shares of an open-end investment company (such as the Fund), investors seek to buy and sell shares of closed-end funds in the secondary market.

The Fund generally will purchase shares of closed-end funds only in the secondary market. The Fund will incur normal brokerage costs on such purchases similar to the expenses the Fund would incur for the purchase of securities of any other type of issuer in the secondary market. The Fund may, however, also purchase securities of a closed-end fund in an initial public offering when, in the opinion of the Adviser, based on a consideration of the nature of the closed-end fund's proposed investments, the prevailing market conditions and the level of demand for such securities, they represent an attractive opportunity for growth of capital. The initial offering price typically will include a dealer spread, which may be higher than the applicable brokerage cost if the Fund purchased such securities in the secondary market.

The shares of many closed-end funds, after their initial public offering, frequently trade at a price per share, which is less than the net asset value per share, the difference representing the "market discount" of such shares. This market discount may be due in part to the investment objective of long-term appreciation, which is sought by many closed-end funds, as well as to the fact that the shares of closed-end funds are not redeemable by the holder upon demand to the issuer at the next determined net asset value but rather are subject to the principles of supply and demand in the secondary market. A relative lack of secondary market purchasers of closed-end fund shares also may contribute to such shares trading at a discount to their net asset value.

The Fund may invest in shares of closed-end funds that are trading at a discount to net asset value or at a premium to net asset value. There can be no assurance that the market discount on shares of any closed-end fund purchased by the Fund will ever decrease. In fact, it is possible that this market discount may increase and the Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the net asset value of the Fund's shares. Similarly, there can be no assurance that any shares of a closed-end fund purchased by the Fund at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by the Fund.

Closed-end funds may issue senior securities (including preferred stock and debt obligations) for the purpose of leveraging the closed-end fund's common shares in an attempt to enhance the current return to such closed-end fund's common shareholders. The Fund's investment in the common shares of closed-end funds that are financially leveraged may create an opportunity for greater total return on its investment, but at the same time may be expected to exhibit more volatility in market price and net asset value than an investment in shares of investment companies without a leveraged capital structure.

MASTER/FEEDER STRUCTURE. Notwithstanding these limitations, the Fund reserves the right to convert to a "master/feeder" structure at a future date. If the Board approved the use of a master-feeder structure for a particular Fund, the Fund (the "feeder" fund) would invest all of its investable assets in an open-end management investment company (the "master" fund) with substantially the same investment objectives, policies and limitations as the Fund. For this purpose, "all of the Fund's investable assets" means that the only investment securities that would be held by the Fund would be the Fund's interest in the master fund. Under such a structure, one or more "feeder" funds, such as the Fund, invest all of their assets in a "master" fund, which, in turn, invests directly in a portfolio of securities. If required by applicable law, the Fund will seek shareholder approval before converting to a master/feeder structure. If the requisite regulatory authorities determine that such approval is not required, shareholders will be deemed, by purchasing shares, to have consented to such a conversion and no further shareholder approval will be sought. Such a conversion is expressly permitted under the investment objective and fundamental policies of the Fund.

REPURCHASE AGREEMENTS. The Fund may invest in repurchase agreements. A repurchase agreement is an instrument under which the investor (such as the Fund) acquires ownership of a security (known as the "underlying security") and the seller (i.e., a bank or primary dealer) agrees, at the time of the sale, to repurchase the underlying security at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period, unless the seller defaults on its repurchase obligations. The Fund will only enter into repurchase agreements where: (i) the underlying securities are of the type (excluding maturity limitations) which the Fund's investment guidelines would allow it to purchase directly, (ii) the market value of the underlying security, including interest accrued, will be at all times at least equal to the value of the repurchase agreement, and (iii) payment for the underlying security is made only upon physical delivery or evidence of book-entry transfer to the account of the Fund's custodian. Repurchase agreements usually are for short periods, often under one week, and will not be entered into by the Fund for a duration of more than seven days if, as a result, more than 15% of the net asset value of the Fund would be invested in such agreements or other securities which are not readily marketable.

The Fund will assure that the amount of collateral with respect to any repurchase agreement is adequate. As with a true extension of credit, however, there is risk of delay in recovery or the possibility of inadequacy of the collateral should the seller of the repurchase agreement fail financially. In addition, the Fund could incur costs in connection with the disposition of the collateral if the seller were to default. The Fund will enter into repurchase agreements only with sellers deemed to be creditworthy by, or pursuant to guidelines established by, the Board of Trustees of the Trust and only when the economic benefit to the Fund is believed to justify the attendant risks. The Fund has adopted standards for the sellers with whom it will enter into repurchase agreements. The Board of Trustees of the Trust believe these standards are designed to reasonably assure that such sellers present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase agreement. The Fund may enter into repurchase agreements only with well-established securities dealers or with member banks of the Federal Reserve System.

REVERSE REPURCHASE AGREEMENTS - Under a reverse repurchase agreement, the Fund agrees to sell a security in its portfolio and then to repurchase the security at an agreed-upon price, date, and interest payment. The Fund will maintain cash or high-grade liquid debt securities with a value equal to the value of its obligation under the agreement, including accrued interest, in a segregated account with its custodian bank.  The securities subject to the reverse repurchase agreement will be marked-to-market daily. Although reverse repurchase agreements are borrowings under the 1940 Act, the Fund does not treat these arrangements as borrowings under its investment restrictions so long as the segregated account is properly maintained.

SHORT SALES. The Fund may sell securities short as part of its overall portfolio management strategies involving the use of derivative instruments and to offset potential declines in long positions in similar securities. A short sale is a transaction in which the Fund sells a security it does not own or have the right to acquire (or that it owns but does not wish to deliver) in anticipation that the market price of that security will decline.

When the Fund makes a short sale, the broker-dealer through which the short sale is made must borrow the security sold short and deliver it to the party purchasing the security. The Fund is required to make a margin deposit in connection with such short sales; the Fund may have to pay a fee to borrow particular securities and will often be obligated to pay over any dividends and accrued interest on borrowed securities.

If the price of the security sold short increases between the time of the short sale and the time the Fund covers its short position, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

To the extent the Fund sells securities short, it will provide collateral to the broker-dealer and (except in the case of short sales "against the box") will maintain additional asset coverage in the form of cash, U.S. government securities or other liquid securities with its custodian in a segregated account in an amount at least equal to the difference between the current market value of the securities sold short and any amounts required to be deposited as collateral with the selling broker (not including the proceeds of the short sale. The Fund may sell securities short to the full extent permitted under the Investment Company Act of 1940, as amended (the “1940 Act”). A short sale is "against the box" to the extent the Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short.

SPECIAL RISKS OF TRANSACTIONS IN OPTIONS ON FUTURES CONTRACTS. The risks described under "Special Risks of Transactions on Futures Contracts" are substantially the same as the risks of using options on futures. In addition, where the Fund seeks to close out an option position by writing or buying an offsetting option covering the same underlying instrument, index or contract and having the same exercise price and expiration date, its ability to establish and close out positions on such options will be subject to the maintenance of a liquid secondary market. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options, or underlying instruments; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders.

SWAP AGREEMENTS. The Fund may enter into interest rate, index and currency exchange rate swap agreements in attempts to obtain a particular desired return at a lower cost to the Fund than if the Fund has invested directly in an instrument that yielded that desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. The "notional amount" of the swap agreement is only a fictive basis on which to calculate the obligations the parties to a swap agreement have agreed to exchange. The Fund's obligations (or rights) under a swap agreement will generally be equal only to the amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The Fund's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash, U.S. government securities, or other liquid securities, to avoid leveraging of the Fund's portfolio. The Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund's assets.

Whether the Fund's use of swap agreements enhance the Fund's total return will depend on the Adviser's ability correctly to predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Adviser will cause the Fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the Fund’s repurchase agreement guidelines. The swap market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Certain swap agreements are exempt from most provisions of the Commodity Exchange Act ("CEA") and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations of the CFTC. To qualify for this exemption, a swap agreement must be entered into by "eligible participants," which include the following, provided the participants' total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the 1940 Act, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employees benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must meet three conditions. First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms. Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.

TRADING IN FUTURES CONTRACTS. A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., units of a stock index) for a specified price, date, time and place designated at the time the contract is made. Brokerage fees are incurred when a futures contract is bought or sold and margin deposits must be maintained. Entering into a contract to buy is commonly referred to as buying or purchasing a contract or holding a long position. Entering into a contract to sell is commonly referred to as selling a contract or holding a short position.

Unlike when the Fund purchases or sells a security, no price would be paid or received by the Fund upon the purchase or sale of a futures contract. Upon entering into a futures contract, and to maintain the Fund's open positions in futures contracts, the Fund would be required to deposit with its custodian or futures broker in a segregated account in the name of the futures broker an amount of cash, U.S. government securities, suitable money market instruments, or other liquid securities, known as "initial margin." The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the contract being traded.

If the price of an open futures contract changes (by increase in underlying instrument or index in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund.

These subsequent payments, called "variation margin," to and from the futures broker, are made on a daily basis as the price of the underlying assets fluctuate making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." The Fund expects to earn interest income on its margin deposits.

Although certain futures contracts, by their terms, require actual future delivery of and payment for the underlying instruments, in practice most futures contracts are usually closed out before the delivery date. Closing out an open futures contract purchase or sale is effected by entering into an offsetting futures contract sale or purchase, respectively, for the same aggregate amount of the identical underlying instrument or index and the same delivery date. If the offsetting purchase price is less than the original sale price, the Fund realizes a gain; if it is more, the Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract.

For example, one contract in the Financial Times Stock Exchange 100 Index future is a contract to buy 25 pounds sterling multiplied by the level of the UK Financial Times 100 Share Index on a given future date. Settlement of a stock index futures contract may or may not be in the underlying instrument or index. If not in the underlying instrument or index, then settlement will be made in cash, equivalent over time to the difference between the contract price and the actual price of the underlying asset at the time the stock index futures contract expires.

WARRANTS. The Fund may invest in warrants. Warrants are pure speculation in that they have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. Warrants basically are options to purchase equity securities at a specific price valid for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. Warrants differ from call options in that warrants are issued by the issuer of the security, which may be purchased on their exercise, whereas call options may be written or issued by anyone. The prices of warrants do not necessarily move parallel to the prices of the underlying securities.

WHEN-ISSUED SECURITIES. The Fund may, from time to time, purchase securities on a "when-issued" or delayed delivery basis. The price for such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs within one month of the purchase, but may take up to three months. During the period between purchases and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. At the time the Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value of the security in determining its net asset value. The Fund will maintain, in a segregated account with the custodian, cash or appropriate liquid securities equal in value to commitments for when-issued securities.

WRITING COVERED PUT OPTIONS. The Fund may write American or European style covered put options and purchase options to close out options previously written by the Fund. A put option gives the purchaser of the option the right to sell and the writer (seller) has the obligation to buy, the underlying security or currency at the exercise price during the option period (American style) or at the expiration of the option (European style). So long as the obligation of the writer continues, he may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring him to make payment of the exercise price against delivery of the underlying security or currency. The operation of put options in other respects, including their related risks and rewards, is substantially identical to that of call options.

The Fund would write put options only on a covered basis, which means that the Fund would maintain in a segregated account cash, U.S. government securities or other liquid appropriate securities in an amount not less than the exercise price or the Fund will own an option to sell the underlying security or currency subject to the option having an exercise price equal to or greater than the exercise price of the "covered" option at all times while the put option is outstanding. (The rules of a clearing corporation currently require that such assets be deposited in escrow to secure payment of the exercise price.) The Fund would generally write covered put options in circumstances where the Adviser wishes to purchase the underlying security or currency for the Fund's portfolio at a price lower than the current market price of the security or currency. In such event the Fund would write a put option at an exercise price, which, reduced by the premium received on the option, reflects the lower price it is willing to pay. Since the Fund would also receive interest on debt securities or currencies maintained to cover the exercise price of the option, this technique could be used to enhance current return during periods of market uncertainty. The risk in such a transaction would be that the market price of the underlying security or currency would decline below the exercise price less the premiums received. Such a decline could be substantial and result in a significant loss to the Fund. In addition, the Fund, because it does not own the specific securities or currencies, which it may be required to purchase in exercise of the put, cannot benefit from appreciation, if any, with respect to such specific securities or currencies.

UNITED STATES GOVERNMENT OBLIGATIONS. These consist of various types of marketable securities issued by the United States Treasury, i.e., bills, notes and bonds. Such securities are direct obligations of the United States government and differ mainly in the length of their maturity. Treasury bills, the most frequently issued marketable government security, have a maturity of up to one year and are issued on a discount basis.

UNITED STATES GOVERNMENT AGENCY SECURITIES. These consist of debt securities issued by agencies and instrumentalities of the United States government, including the various types of instruments currently outstanding or which may be offered in the future. Agencies include, among others, the Federal Housing Administration, government National Mortgage Association ("GNMA"), Farmer's Home Administration, Export-Import Bank of the United States, Maritime Administration, and General Services Administration. Instrumentalities include, for example, each of the Federal Home Loan Banks, the National Bank for Cooperatives, the Federal Home Loan Mortgage Corporation ("FHLMC"), the Farm Credit Banks, the Federal National Mortgage Association ("FNMA"), and the United States Postal Service. These securities are either: (i) backed by the full faith and credit of the United States government (e.g., United States Treasury Bills); (ii) guaranteed by the United States Treasury (e.g., GNMA mortgage-backed securities); (iii) supported by the issuing agency's or instrumentality's right to borrow from the United States Treasury (e.g., FNMA Discount Notes); or (iv) supported only by the issuing agency's or instrumentality's own credit (e.g., Tennessee Valley Association).

MORTGAGE-BACKED SECURITIES. Mortgage-backed securities in which the Fund may invest have different risk characteristics than traditional debt securities. Although, generally, the value of fixed-income securities increases during periods of falling interest rates and decreases during periods of rising interest rates, this is not always the case with mortgage-backed securities. This is due to the fact that principal on underlying mortgages may be prepaid at any time, as well as other factors. Generally, prepayments will increase during a period of falling interest rates and decrease during a period of rising interest rates. The rate of prepayments also may be influenced by economic and other factors. Prepayment risk includes the possibility that, as interest rates fall, securities with stated interest rates may have the principal prepaid earlier than expected, requiring the Fund to invest the proceeds at generally lower interest rates.

Investments in mortgage-backed securities are made based upon, among other things, expectations regarding the rate of prepayments on underlying mortgage pools. Rates of prepayment, faster or slower than expected by the Investment Adviser, could reduce the Fund's yield, increase the volatility of the Fund and/or cause a decline in net asset value. Certain mortgage-backed securities may be more volatile and less liquid than other traditional types of securities.

The Fund may invest in mortgage pass-through securities that are issued or guaranteed by the U.S. government. These securities are either direct obligations of the U.S. government or the issuing agency or instrumentality has the right to borrow from the U.S. Treasury to meet its obligations although it is not legally required to extend credit to the agency or instrumentality. Certain of the U.S. government securities purchased by the Fund are not backed by the full faith and credit of the United States and there is a risk that the U.S. government will not provide financial support to these agencies if it is not obligated to do so by law. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

To the extent the Fund invests in mortgage securities offered by non-governmental issuers, such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers, the Fund may be subject to additional risks. Timely payment of interest and principal of non-governmental issuers are supported by various forms of private insurance or guarantees, including individual loan, title, pool and hazard insurance purchased by the issuer. There can be no assurance that the private insurers can meet their obligations under the policies. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security and could result in losses to the Fund. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages.

COLLATERALIZED MORTGAGE BACKED SECURITIES (here can be no assurance that the private insurers can meet their obligations under the policies. An unexpectedly high r-recognized statistical rating organization (e.g., Baa or better by Moody's Investors Service, Inc. or BBB or better by Standard & Poor's Ratings Group, a division of The McGraw-Hill Companies, Inc.). CMBS are generally multi-class or pass-through securities backed by a mortgage loan or a pool of mortgage loans secured by commercial property, such as industrial and warehouse properties, office buildings, retail space and shopping malls, multifamily properties and cooperative apartments. The commercial mortgage loans that underlie CMBS are generally not amortizing or not fully amortizing. That is, at their maturity date, repayment of their remaining principal balance or "balloon'' is due and is repaid through the attainment of an additional loan or sale of the property. An extension of a final payment on commercial mortgages will increase the average life of the CMBS, generally resulting in lower yield for discount bonds and a higher yield for premium bonds. CMBS are subject to credit risk and prepayment risk. Although prepayment risk is present, it is of a lesser degree in the CMBS market than in the residential mortgage market; commercial real estate property loans often contain provisions which substantially reduce the likelihood that such securities will be prepaid (e.g., significant prepayment penalties on loans and, in some cases, prohibition on principal payments for several years following origination).

STRIPPED MORTGAGE BACKED SECURITIES.  The Fund may invest up to 10% of its net assets in stripped mortgage-backed securities. Stripped mortgage-backed securities are usually structured in two classes. One class entitles the holder to receive all or most of the interest but little or none of the principal of a pool of mortgage assets (the interest-only or "IO'' Class), while the other class entitles the holder to receive all or most of the principal but little or none of the interest (the principal-only or "PO'' Class). Investments in each class of stripped mortgage-backed securities are extremely sensitive to changes in interest rates. IOs tend to decrease in value substantially if interest rates decline and prepayment rates become more rapid. POs tend to decrease in value substantially if interest rates increase and the rate of prepayment decreases. If the Fund invests in stripped mortgage-backed securities and interest rates move in a manner not anticipated by Fund management, it is possible that the Fund could lose all or substantially all of its investment.

ASSET BACKED SECURITIES. Asset-backed securities are securities that represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool or pools of similar assets (e.g., trade receivables). The credit quality of these securities depends primarily upon the quality of the underlying assets and the level of credit support and/or enhancement provided. The underlying assets (e.g., loans) are subject to prepayments which shorten the securities' weighted average maturity and may lower their return. If the credit support or enhancement is exhausted, losses or delays in payment may result if the required payments of principal and interest are not made. The value of these securities also may change because of changes in the market's perception of the creditworthiness of the servicing agent for the pool, the originator of the pool, or the financial institution or trust providing the credit support or enhancement. There may be no perfected security interest in the collateral that relates to the financial assets that support asset-backed securities. Asset backed securities have many of the same characteristics and risks as the mortgage-backed securities described above.

The Fund may purchase Commercial Paper, including asset-backed commercial paper ("ABCP") that is issued by structured investment vehicles or other conduits. These conduits may be sponsored by mortgage companies, investment banking firms, finance companies, hedge Funds, private equity firms and special purpose finance entities. ABCP typically refers to a  debt security with an original term to maturity of up to 270 days, the payment of which is supported by cash flows from underlying assets, or one or more liquidity or credit support providers, or both. Assets backing ABCP include credit card, car loan and other consumer receivables and home or commercial mortgages, including subprime mortgages. The payment of ABCP issued by a conduit depends primarily on the cash collections received from the conduit's underlying asset portfolio and the conduit's ability to issue new ABCP. Therefore, there could be losses to a Fund investing in ABCP in the event of credit or market value deterioration in the conduit's underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing ABCP, or the conduit's inability to issue new ABCP. To protect investors from these risks, ABCP programs may be structured with various protections, such as credit enhancement, liquidity support, and commercial paper stop-issuance and wind-down triggers. However there can be no guarantee that these protections will be sufficient to prevent losses to investors in ABCP.

Some ABCP programs provide for an extension of the maturity date of the ABCP if, on the related maturity date, the conduit is unable to access sufficient liquidity through the issue of additional ABCP. This may delay the sale of the underlying collateral and a Fund may incur a loss if the value of the collateral deteriorates during the extension period. Alternatively, if collateral for ABCP commercial paper deteriorates in value, the collateral may be required to be sold at inopportune times or at prices insufficient to repay the principal and interest on the ABCP. ABCP programs may provide for the issuance of subordinated notes as an additional form of credit enhancement. The subordinated notes are typically of a lower credit quality and have a higher risk of default. A Fund purchasing these subordinated notes will therefore have a higher likelihood of loss than investors in the senior notes.

Asset-backed securities include collateralized debt obligations ("CDOs"), such as collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs") and other similarly structured securities. A CBO is a trust backed by a pool of fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and administrative expenses.

The trust is typically split into two or more portions, called tranches, varying in credit quality and yield. The riskiest portion is the "equity" tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and the disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Fund as illiquid securities. However, an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A treatment. In addition to the normal risks associated with fixed income securities (e.g., interest rate risk and default risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Fund may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

EURODOLLAR INSTRUMENS AND SAMURAI AND YANKEE BONDS. The Fund may invest in Eurodollar instruments and Samurai and Yankee bonds. Eurodollar instruments are bonds of corporate and government issuers that pay interest and principal in U.S. dollars but are issued in markets outside the United States, primarily in Europe. Samurai bonds are yen-denominated bonds sold in Japan by non-Japanese issuers. Yankee bonds are U.S. dollar denominated bonds typically issued in the U.S. by non-U.S. governments and their agencies and non-U.S. banks and corporations. The Fund may also invest in Eurodollar Certificates of Deposit ("ECDs"), Eurodollar Time Deposits ("ETDs") and Yankee Certificates of Deposit ("Yankee CDs"). ECDs are U.S. dollar-denominated certificates of deposit issued by non-U.S. branches of domestic banks; ETDs are U.S. dollar-denominated deposits in a non-U.S. branch of a U.S. bank or in a non-U.S. bank; and Yankee CDs are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a non-U.S. bank and held in the U.S. These investments involve risks that are different from investments in securities issued by U.S. issuers, including potential unfavorable political and economic developments, non-U.S. withholding or other taxes, seizure of non-U.S. deposits, currency controls, interest limitations or other governmental restrictions which might affect payment of principal or interest.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Trust has adopted policies and procedures that govern the disclosure of the Fund’s portfolio holdings. These policies and procedures are designed to ensure that such disclosure is in the best interests of Fund shareholders.

No sooner than sixty days after the end of each quarter/semi-annual period, the Fund will make available a complete schedule of its portfolio holdings as of the last day of the quarter/semi-annual period.  The Trust files with the SEC a Form N-CSR or a Form N-Q report for the period that includes the date as of which that list of portfolio holdings was current.  Each filing discloses the Fund’s portfolio holdings as of the end of the applicable quarter.  The Fund may also make its holdings publicly available on its web-site (www.advisoronefunds.com) on a quarterly, monthly or more frequent basis.

Other than to rating agencies and service providers, as described below, the Fund does not selectively disclose its portfolio holdings to any person.   In each case, a determination has been made that such advance disclosure is supported by a legitimate business purpose and that the recipient is subject to a duty to keep the information confidential.

•

The Adviser and the Sub-Adviser.  Personnel of the Fund’s Adviser and Sub-Adviser, including personnel responsible for managing the Fund’s portfolios, may have full daily access to the Fund’s portfolio holdings since that information is necessary in order for them to provide management, administrative, and investment services to the Fund.  As required for purposes of analyzing the impact of existing and future market changes on the prices, availability, demand and liquidity of such securities, as well as for the assistance of portfolio managers in the trading of such securities, Adviser personnel may also release and discuss certain portfolio holdings with various broker-dealers.

•

Gemini Fund Services, LLC.  Gemini Fund Services, LLC is the transfer agent, fund accountant and administrator for the Fund; therefore, its personnel have full daily access to the Fund’s portfolio holdings since that information is necessary in order for them to provide the agreed-upon services for the Trust.

•

First National Bank of Omaha.  First National Bank of Omaha is the custodian for the Fund; therefore, its personnel and agents have full daily access to the Fund’s portfolio holdings since that information is necessary in order for them to provide the agreed-upon services for the Trust.

•

Rating Agencies.  Morningstar, Lipper and other mutual fund rating agencies may also receive the Fund’s full portfolio holdings, generally quarterly on a 60-day lag basis with the understanding that such holdings may be posted or disseminated to the public by the rating agencies at any time.

•

Thompson Hine LLP is counsel to the Trust and the Fund; therefore, its personnel have access to the Fund’s portfolio holdings in connection with the review of the Fund’s annual and semi-annual shareholder reports and SEC filings.

The Trust’s Chief Compliance Officer, or his or her designee, may also grant exceptions to permit additional disclosure of Fund portfolio holdings information at differing times and with different lag times (the period from the date of the information to the date the information is made available) in instances where the Fund has legitimate business purposes for doing so, it is in the best interests of shareholders, and the recipients are subject to a duty of confidentiality, including a duty not to trade on the nonpublic information and are required to execute an agreement to that effect. The Board will be informed of any such disclosures at its next regularly scheduled meeting or as soon as is reasonably practicable thereafter.  In no event shall the Fund, the Adviser, Sub-Adviser or any other party receive any direct or indirect compensation in connection with the disclosure of information about the Fund’s portfolio holdings.

There is no assurance that the Trust’s policies on disclosure of portfolio holdings will protect the Fund from the potential misuse of holdings information by individuals or firms in possession of that information.

MANAGEMENT OF THE TRUST

Trustees and Officers

Because AdvisorOne Funds is a Delaware business trust, there are Trustees appointed to oversee the Trust. These Trustees are responsible for overseeing the services provided by the Adviser and the general operations of the Trust. These responsibilities include approving the arrangements with companies that provide necessary services to the Fund, ensuring the Fund’s compliance with applicable securities laws and that dividends and capital gains are distributed to shareholders.  The Trustees oversee each portfolio in the AdvisorOne Funds.  None of the Trustees or Officers holds public directorships.  The Trustees have appointed officers to provide many of the functions necessary for day-to-day operations.

MANAGEMENT TABLE

Trustees and officers of the Trust, together with information as to their principal business occupations during the last five years, are shown below. Each Trustee who is considered an “interested person” of the Trust (as defined in Section 2(a)(19) of the 1940 Act) is indicated by an asterisk next to his name.  Michael Miola is an interested person by virtue of being a Manager of Gemini Fund Services, LLC, the Fund’s Administrator, Fund Accountant, Transfer Agent and Custody Administrator, as well as, Co-Owner and Co-Managing Member of NorthStar Financial Services Group, LLC and Manager of CLS Investment Firm, LLC.  Unless otherwise noted, the address of each Trustee and Officer is 4020 South 147th Street, Omaha, Nebraska 68137

Name, Age and Address	Position(s) Held with Trust	Term of Office and Length of Time Served ^	Principal Occupation(s) During the Past 5 Years and Current Directorships	Number of Funds in the Trust Overseen by Trustee	Other Directorships

Interested Trustee
Michael Miola Age: 55	Chairman of the Board	Since May 7, 2003	Co-Owner and Co-Managing Member of NorthStar Financial Services Group, LLC; Manager of Gemini Fund Services, LLC; Orion Advisor Services, LLC, CLS Investment Firm, LLC, Gemcom, LLC and Northern Lights Compliance Services, LLC.	5	Northern Lights Fund Trust (25 portfolios); Northern Lights Variable Trust (6 portfolios); Constellation Trust Company;
Non-Interested Trustee
L. Merrill Bryan, Jr.* Age: 63	Trustee	Since May 7, 2003	Retired; formerly Senior Vice President & Chief Information Officer of Union Pacific Corporation.	5	Northern Lights Fund Trust (25 portfolios); Northern Lights Variable Trust (6 portfolios)
Gary W. Lanzen Age: 54	Trustee	Since May 7, 2003	Chief Investment Officer (2006- present), formerly President of Orizon Investment Counsel, LLC; formerly Partner, Orizon Group, Inc.	5	Northern Lights Fund Trust (25 portfolios); Northern Lights Variable Trust (6 portfolios).
Anthony J. Hertl Age: 58	Trustee	Since December 17, 2004	Consultant to small and emerging businesses since 2000; Retired in 2000 as Vice President of Finance and Administration of Marymount College, Tarrytown, New York where he served in this capacity for four years. Prior thereto, he spent thirteen years at Prudential Securities in various management capacities including Chief Financial Officer – Specialty Finance Group, Director of Global Taxation and Capital Markets Controller. Mr. Hertl is also a Certified Public Accountant.	5

Northern Lights Fund Trust (25 portfolios); Northern Lights Variable Trust (6 portfolios); Satuit Capital Management Trust; The Z Seven Fund, Inc. (1 portfolio), Greenwich Advisors Trust (1 portfolio).

Name, Age and Address	Position(s) Held with Trust	Term of Office and Length of Time Served ^	Principal Occupation(s) During the Past 5 Years and Current Directorships	Number of Funds in the Trust Overseen by Trustee	Other Directorships
Officers
W. Patrick Clarke Age: 63	President	Since February 2003

President of the Trust; Co-Owner and Co-Managing Member of NorthStar Financial Services Group, LLC; Manager of CLS Investment Firm, LLC; Orion Advisor Services, LLC, Gemini Fund Services, LLC, Northern Lights Distributors, LLC; Gemcom, LLC,  Northern Lights Compliance Services, LLC, and Forum Financial Consultants, LLC. Director of Constellation Trust Company

Brian Nielsen Age: 35	Secretary	Since May 9, 2003

Secretary and Chief Legal Officer of the Trust; Secretary and General Counsel for NorthStar Financial Services Group, LLC, CLS Investment Firm, LLC and Orion Advisor Services, LLC; President, Manager, Secretary and General Counsel for Northern Lights Distributors, LLC; Director, Secretary and General Counsel for Constellation Trust Company; Assistant Secretary for Gemini Fund Services, LLC and Gemcom, LLC; and Manager and Assistant Secretary for Northern Lights Compliance Services, LLC.

Michael J. Wagner 450 Wireless Blvd. Hauppauge, NY 11788 Age: 58	Chief Compliance Officer	Since June 23, 2006

President (4/2006-present) and Chief Operating Officer (9/2004–3/2006) of Northern Lights Compliance Services, LLC; Senior Vice President of Fund Compliance Services, LLC (2004-2006); Manager of Gemcom, LLC (2004-2006); President and Manager, Gemini Fund Services, LLC (4/2004-3/2006); Director of Constellation Trust Company (2005-2008)

Andrew Rogers 450 Wireless Blvd. Hauppauge, NY 11788 Age: 38	Treasurer	Since June 23, 2006

President and Manager, Gemini Fund Services, LLC (since 3/2006), formerly Manager,  Northern Lights Compliance Services, LLC (3/2006-5/2008); formerly Senior Vice President and Director of Fund Administration, Gemini Fund Services, LLC (2001 - 2003);   Manager (since 3/2006) and President (since 2004), Gemcom LLC.

James Colantino 450 Wireless Blvd. Hauppauge, NY 11788 Age: 38	Assistant Treasurer	Since March 29, 2007	Vice President (since 2004); Senior Fund Administrator (1999-2004), Gemini Fund Services, LLC

^Each Trustee will serve an indefinite term until his successor, if any, is duly elected and qualified.  Officers of the Trust are elected annually.

*From December 2006 through April 2007, L. Merrill Bryan, a non-interested trustee of the Trust, invested $143,080 in a limited liability company.  This investment is required to be disclosed because one of the other members of the LLC is under common control with the distributor and investment adviser of the funds in the Trust.  As of May 2007, Mr. Bryan is no longer a member of the LLC.

The Board of Trustees has an Audit and Nominating Committee (the “Committee”) that consists of all the Trustees who are not “interested persons” of the Trust within the meaning of the 1940 Act. The Committee’s responsibilities include: (i) recommending to the Board the selection, retention or termination of the Trust’s independent auditors; (ii) reviewing with the independent auditors the scope, performance and anticipated cost of their audit; (iii) discussing with the independent auditors certain matters relating to the Trust’s financial statements, including any adjustment to such financial statements recommended by such independent auditors, or any other results of any audit; (iv) reviewing on a periodic basis a formal written statement from the independent auditors with respect to their independence, discussing with the independent auditors any relationships or services disclosed in the statement that may impact the objectivity and independence of the Trust’s independent auditors and recommending that the Board take appropriate action in response thereto to satisfy itself of the auditor’s independence; and (v) considering the comments of the independent auditors and management’s responses thereto with respect to the quality and adequacy of the Trust’s accounting and financial reporting policies and practices and internal controls. The Board has adopted a written charter for the Committee. The Committee also reviews and nominates candidates to serve as non-interested Trustees. The Committee generally will not consider nominees recommended by shareholders of the Fund.  During the Trust’s fiscal year ended April 30, 2008, the Committee met four times.

COMPENSATION OF TRUSTEES

The Trust pays each Trustee of the Trust who is not an interested person an aggregate per meeting fee of $3,000 if attended in person and $750 if attended by telephone.  For special board meetings, each Trustee who is not an interested person will be paid $200 per Fund participating in the meeting, with a minimum of $1,000, whichever is greater. In both cases, the cost would be allocated among the participating funds of the Trust in accordance with a formula that takes into account the overall asset size of each affected Fund. Committee Meetings occurring on the same day as a Board meeting will not be compensated. Stand-alone Committee Meetings will be compensated at the rate of $500 total for in-person meetings and $250 total for telephone meetings, regardless of the number of funds participating.  The Trust also reimburses the Trustees for travel and other expenses incurred in attending meetings of the Board.  Officers of the Trust and Trustees who are interested persons of the Trust do not receive any compensation from the Trust or from the other registered investment companies in the AdvisorOne Funds.

The following table sets forth information regarding the aggregate compensation received by the Trustees from the Trust for the year ended April 30, 2008.

COMPENSATION TABLE

Name of Person, Position	Aggregate Compensation from Trust	Pension or Retirement Benefits Estimated Accrued as Part of Trust Expense	Annual Benefits Upon Retirement	Total Compensation From Registrant and Fund Complex Paid To Trustees[1]
L. Merill Bryan, Jr. Trustee	$ 13,500	N/A	N/A	$ 13,500
Gary Lanzen, Trustee	$ 13,500	N/A	N/A	$ 13,500
Anthony Hertl	$ 13,500			$ 13,500

1

For the fiscal year ended April 30, 2008 trustees fees and expenses in the amount of $7,500 were allocated among the funds of the Trust.

The Trustees serve on the Board for terms of indefinite duration.  A Trustee’s position in that capacity will terminate if such Trustee is removed, resigns or is subject to various disabling events such as death or incapacity.

Share Ownership. Information relating to share ownership by each Trustee of the Trust as of December 31, 2008 is set forth in the chart below:

Trustees	Aggregate Dollar Range of Equity In The Trust	Aggregate Dollar Range of Securities In All Registered Funds Overseen by Trustee In AdvisorOne Funds
Interested Trustee:
Michael Miola	over $100,000	over $100,000
Non-Interested Trustees:
L. Merill Bryan, Jr.	$10,001-$50,000	$10,001-$50,000
Gary Lanzen	None	None
Anthony Hertl	None	None

PRINCIPAL HOLDERS OF SECURITIES

As of Janaury 30, 2009, there were no shareholders that beneficially owned 5% or more of the outstanding shares of the Fund, nor did any shareholders possess voting or investment power with respect to 5% or more of the outstanding shares of the Fund

A shareholder owning of record or beneficially more than 25% of the Fund’s outstanding shares may be considered a controlling person. That shareholder’s vote could have more significant effect on matters presented at a shareholder’s meeting than votes of other shareholders. As of January 30, 2009 Trustees and Officers as a group owned less than 1% of shares  of the Fund..

INVESTMENT MANAGEMENT AND OTHER SERVICES

INVESTMENT ADVISER

CLS Investments, LLC (the “Adviser”), the adviser of the Fund, serves as the investment adviser for the Fund pursuant to an Investment Advisory Agreement that has been approved by the both the shareholders and the Board.  The Adviser is located at 4020 South 147th Street, Omaha, NE 68137.

In addition to the duties set forth in each Prospectus under the section entitled “Management,” the Adviser, in furtherance of such duties and responsibilities, is authorized in its discretion to engage in the following activities: (i) develop a continuing program for the management of the assets of the Fund; (ii) buy, sell, exchange, convert, lend, or otherwise trade in portfolio securities and other assets; (iii) place orders, negotiate commissions for the execution of transactions in securities and establish relationships with or through broker-dealers, underwriters, or issuers; (iv) prepare and supervise the preparation of shareholder reports and other shareholder communications; and (v) obtain and evaluate business and financial information in connection with the exercise of its duties. Pursuant to a sub-advisory agreement, the Adviser pays a portion of its advisory fee to the Sub-Adviser to perform certain of the duties set out in items (ii) and (iii) above.

Subject to policies established by the Board of Trustees of the Trust (the “Board”), which has overall responsibility for the business and affairs of the Fund, the Adviser manages the operations of the Fund. In addition to providing advisory services, the Adviser furnishes the Fund with office space and certain facilities and personnel required for conducting the business of the Fund.

The Investment Advisory Agreement will continue in effect for two (2) years initially and thereafter shall continue from year to year provided such continuance is approved at least annually by (a) a vote of the majority of the Independent Trustees, cast in person at a meeting specifically called for the purpose of voting on such approval and by (b) the majority vote of either all of the Trustees or the vote of a majority of the outstanding shares of the Fund. The Advisory Agreement may be terminated without penalty on 60 days’ written notice by a vote of a majority of the Trustees or by the Adviser, or by holders of a majority of that Fund’s outstanding shares. The Advisory Agreement shall terminate automatically in the event of its assignment.

For the advisory services provided and expenses assumed by it, the Adviser has agreed to a fee from the Fund, computed daily and payable monthly at an annual rate of [_.__]% for the Fund.

The Adviser has agreed contractually to waive its management fee and to reimburse expenses, other than expenses relating to dividends on short sales, interest expense, underlying fund fees and expenses, extraordinary or non-recurring expenses at least until August 30, 2010, so that total annual operating expenses for the Fund do not exceed the limits stated below, subject to possible recoupment from the Fund in future years on a rolling three year basis if such recoupment can be achieved within the below stated expense limits:

FUND	INVESTOR CLASS	CLASS N	CONTRACTUAL PERIOD
Reservoir Fund	_.__%	__.__%	8/30/2010

INVESTMENT SUB-ADVISER

Horizon Investments, LLC (“Horizon” or the “Sub-Adviser”), located at 7401 Carmel Executive Park, Suite 106, Charlotte, NC 28226, serves as sub-adviser to the Fund pursuant to a sub-advisory agreement with the Adviser on behalf of the Fund, whereby CLS pays the sub-adviser monthly, based on a negotiated annual fee, equal to a percentage of the Fund’s average daily net assets.  The Sub-Adviser is responsible for implementing the Fund’s investment program, making the Fund’s day-to-day investment decisions and engaging in portfolio transactions for the Fund.

The sub-advisory agreement will continue in effect for two (2) years initially and thereafter shall continue from year to year provided such continuance is approved at least annually by (a) a vote of the majority of the Independent Trustees, cast in person at a meeting specifically called for the purpose of voting on such approval and by (b) the majority vote of either all of the Trustees or the vote of a majority of the outstanding shares of the Fund. The sub-advisory agreement may be terminated without penalty on 60 days’ written notice by a vote of a majority of the Trustees or by the Adviser or Sub-Adviser or by holders of a majority of that Fund’s outstanding shares. The sub-advisory agreement shall terminate automatically in the event of its assignment.

For the sub-advisory services provided to the Fund, the Adviser has agreed to pay the Sub-Adviser a fee, computed daily and payable monthly at an annual rate equal to [_.__]% of the Fund’s average daily net assets.

AFFILIATIONS AND CONTROL OF THE ADVISER AND OTHER SERVICE PROVIDERS

CLS Investments, LLC, the investment adviser for the Fund, Gemini Fund Services, LLC, the administrator for the AdvisorOne Funds and Northern Lights Distributors, LLC  are all wholly owned subsidiaries of NorthStar Financial Services Group, LLC, a Nevada limited liability company (“NorthStar”).   In addition, Gemcom, LLC (“Gemcom”) provides EDGARization, SEC Filing and printing services to the Fund and Northern Lights Compliance Services, LLC (“NLCS”) provides chief compliance officer services to the Trust.  Both Gemcom and NLCS are also subsidiaries of NorthStar.  Constellation Trust Company, an affiliate of NorthStar, provides certain custody record keeping services to the Trust for IRA account holders.  Mr. Miola and Mr. Clarke, as a Trustee and officer, respectively, of the Trust, and members and officers of NorthStar Financial Group, LLC, are affiliates of the Trust, the Adviser, the administrator and the distributor.

ADMINISTRATOR

The Administrator for the Trust is Gemini Fund Services, LLC, (the “Administrator”), which has its principal office at the Hauppauge Corporate Center, 450 Wireless Blvd., Hauppauge, New York 11788, and is primarily in the business of providing administrative, fund accounting and transfer agent services to retail and institutional mutual funds.

Pursuant to an Administrative Services Agreement with the  Trust the Administrator provides all administrative services necessary for the  Fund, subject to the supervision of the Board of Trustees. The Administrator may provide persons to serve as officers of the  Fund. Such officers may be directors, officers or employees of the Administrator or its affiliates.

The Administrative Services Agreement has an initial term of three years and remains in effect for successive twelve-month periods, subject to annual approval of the Board of Trustees. The Administrative Service Agreement may be assigned provided the non-assigning party provides prior written consent and provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Administrator or reckless disregard of its obligations thereunder, the Administrator shall not be liable for any action or failure to act in accordance with its duties thereunder.

Under the Administrative Services Agreement, the Administrator provides all administrative services, including, without limitation: (i) providing services of persons competent to perform such administrative and clerical functions as are necessary to provide effective administration of the  Fund; (ii) overseeing the performance of administrative and professional services to the  Fund by others, including the  Fund's Custodian; (iii) preparing, in conjunction with Fund counsel, but not paying for, the periodic updating of the  Fund’s Registration Statement, Prospectus and Statement of Additional Information, including the printing of such documents for the purpose of filings with the Securities and Exchange Commission and state securities administrators, preparing the Fund’s tax returns, and preparing reports to the Fund’s shareholders and the Securities and Exchange Commission; (iv) preparing in conjunction with Fund counsel, but not paying for, all filings under the securities or “Blue Sky” laws of such states or countries as are designated by the Distributor, which may be required to register or qualify, or continue the registration or qualification, of the Fund and/or its shares under such laws; (v) preparing, in conjunction with Fund counsel notices and agendas for meetings of the Board of Trustees and minutes of such meetings in all matters required by the 1940 Act to be acted upon by the Board; and (vi) monitoring daily and periodic compliance with respect to requirements and restrictions of the Investment Company Act, the Internal Revenue Code and the Prospectus.

The Administrator, pursuant to the Fund Accounting Service Agreement, provides the  Fund with accounting services, including, without limitation: (i) daily computation of net asset value; (ii) maintenance of security ledgers and books and records as required by the Investment Company Act; (iii) production of the Fund’s listing of portfolio securities and general ledger reports; (iv) reconciliation of accounting records; (v) calculation of yield and total return for the Fund; (vi) maintaining certain books and records described in Rule 31a-1 under the 1940 Act, and reconciling account information and balances among the Fund’s custodian and Advisers; and (vii) monitoring and evaluating daily income and expense accruals, and sales and redemptions of shares of the Fund.

For the services rendered to the Fund by the Administrator, the Fund pays the Administrator a fee, computed daily and payable monthly at annual rate of 0.10% on assets up to $100 million; 0.08% on assets from $100 million to $250 million; 0.05% on assets from $250 million to $500 million; and 0.03% on assets greater than $500 million, or a minimum fee of $40,000 per Fund per year of the Fund’s average daily net assets, whichever is greater. The Fund also pays the Administrator for any out-of-pocket expenses.

CUSTODIAN

First National Bank of Omaha (“FNBO”) serves as the custodian of the Trust’s assets pursuant to a Custody Agreement by and between FNBO and the Trust. FNBO’s responsibilities include safeguarding and controlling the Trust’s cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Trust’s investments. Pursuant to the Custody Agreement, FNBO also provides certain accounting and pricing services to the Trust; maintaining original entry documents and books of record and general ledgers; posting cash receipts and disbursements; reconciling bank account balances monthly; recording purchases and sales based upon communications from the Adviser; and preparing monthly and annual summaries to assist in the preparation of financial statements of, and regulatory reports for, the Trust. The Trust may employ foreign sub-custodians that are approved by the Board of Trustees to hold foreign assets. FNBO is located at 1620 Dodge Street, Omaha, Nebraska 68197.

CUSTODY ADMINISTRATION SERVICES

The Trust has also entered into a Custody Administration Agreement with Gemini Fund Services, LLC to provide the Trust with various custody administrative services and assist FNBO with the administration of its custodial obligations.  For this service, the Administrator receives from the Fund a monthly fee based on the following annual rates: 0.0075% on the first $100 million of average daily net assets and 0.005% on average daily net assets over $100 million. The Fund also pays the Custody Administrator for certain transaction fees and out-of-pocket expenses.

TRANSFER AGENT SERVICES

Gemini Fund Services, LLC, an affiliate of the Adviser, whose principal office is located in Hauppauge, New York, provides transfer agent and dividend disbursing services to the Trust at the location of 4020 South 147th Street, Omaha, NE 68137. Rydex Fund Services, Inc., located at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850, serves as Transfer and Dividend Disbursing Agent to certain accounts under a Sub-Transfer Agent arrangement with Gemini Fund Services, LLC.

For the services rendered to the Fund under the Transfer Agency Service Agreement, the Fund pays the Administrator a transfer agency fee equal to a minimum fee of $2,000 per class of shares or $14 per account.  The Fund also pays the Administrator for any out-of-pocket expenses.

DISTRIBUTION OF SHARES

Northern Lights Distributors, LLC (“NLD”), (formerly known as Aquarius Fund Distributors, LLC) serves as the distributor of the shares of each class of the Fund pursuant to a Distribution Agreement with the Trust. NLD’s principal place of business is 4020 South 147th Street, Omaha, NE 68137. NLD is an affiliate of the Adviser and the Administrator.

Under the terms of the Investor Class Distribution Plan and Agreement pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “Plan”), the Distributor receives fees for providing servicing to Investor Class Shares of the Fund.  In addition, pursuant to the Plan, the  Fund is authorized to use a portion of its assets attributable to Investor Class Shares to finance certain activities relating to the distribution of their shares to investors. The Plan allows the Fund to pay the Distributor monthly at an annual rate equal to 0.25% of the average daily net assets attributable to the Investor Class Shares of the Fund. The Plan also allows the Fund to pay the Distributor for certain shareholder services provided to Investor Class shareholders or other service providers that have entered into agreements with the Distributor to provide these services. For these services, the Fund pays a shareholder service fee monthly equal to 0.25% of average net assets attributable to Investor Class Shares of the Fund on an annualized basis. The Fund may pay fees to the Distributor at a lesser rate, as agreed upon by the Board of Trustees of the Trust and the Distributor. The Plan authorizes payments to the Distributor as compensation for providing account maintenance services to investors in Investor Class Shares of the Fund, including arranging for certain securities dealers or brokers, administrators and others (“Recipients”) to provide these services and paying compensation for these services.

The services to be provided by Recipients may include, but are not limited to, the following: assistance in the offering and sale of Investor Class Shares of the Fund and in other aspects of the marketing of the shares to clients or prospective clients of the respective recipients; answering routine inquiries concerning the Fund; assisting in the establishment and maintenance of accounts or sub-accounts in the Fund and in processing purchase and redemption transactions; making the Fund’s investment plan and shareholder services available; and providing such other information and services to investors in shares of the Fund as the Distributor or the Trust, on behalf of the Fund, may reasonably request. The distribution services shall also include any advertising and marketing services provided by or arranged by the Distributor with respect to Investor Class shares of the Fund.

The Distributor is required to provide a written report, at least quarterly to the Board of Trustees of the Trust, specifying in reasonable detail the amounts expended pursuant to the Rule 12b-1 Plan and the purposes for which such expenditures were made. Further, the Distributor will inform the Board of any Rule 12b-1 fees to be paid by the Distributor to Recipients.

The initial term of the Plan is one year and this will continue in effect from year to year thereafter, provided such continuance is specifically approved at least annually by a majority of the Board of Trustees of the Trust and a majority of the Trustees who are not “interested persons” of the Trust and do not have a direct or indirect financial interest in the Plan (“Rule 12b-1Trustees”) by votes cast in person at a meeting called for the purpose of voting on the Plan. The Plan may be terminated at any time by the Trust or the Fund by vote of a majority of the Rule 12b-1 Trustees or by vote of a majority of the outstanding voting Investor Class Shares of the Fund. The Plan will terminate automatically in the event of its assignment (as defined in the 1940 Act).

The Plan may not be amended to increase materially the amount of the Distributor’s compensation to be paid by the Fund, unless such amendment is approved by the vote of a majority of the outstanding  Investor Class voting securities of the Fund (as defined in the 1940 Act). All material amendments must be approved by a majority of the Board of Trustees of the Trust and a majority of the Rule 12b-1 Trustees by votes cast in person at a meeting called for the purpose of voting on the Plan. During the term of the Plan, the selection and nomination of non-interested Trustees of the Trust will be committed to the discretion of current non-interested Trustees. The Distributor will preserve copies of the Plan, any related agreements, and all reports, for a period of not less than six years from the date of such document and for at least the first two years in an easily accessible place.

Any agreement related to the Plan will be in writing and provide that: (a) it may be terminated by the Trust or the Amerigo Fund at any time upon sixty days’ written notice, without the payment of any penalty, by vote of a majority of the respective Rule 12b-1 Trustees, or by vote of a majority of the outstanding voting securities of the Trust or the Fund; (b) it will automatically terminate in the event of its assignment (as defined in the 1940 Act); and (c) it will continue in effect for a period of more than one year from the date of its execution or adoption only so long as such continuance is specifically approved at least annually by a majority of the Board and a majority of the Rule 12b-1 Trustees by votes cast in person at a meeting called for the purpose of voting on such agreement.

COMPLIANCE OFFICER

Northern Lights Compliance Services, LLC (“NLCS”), (formerly known as Fund Compliance Services, LLC) an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust as well as related compliance services pursuant to a consulting agreement between NLCS and the Trust.

CODES OF ETHICS

The Trust, the Adviser, the Sub-Adviser and the Distributor each have adopted codes of ethics under Rule 17j-1 under the 1940 Act that governs the personal securities transactions of their board members, officers and employees who may have access to current trading information of the Trust.

In addition, the Trust has adopted a code of ethics, which applies only to the Trust’s executive officers to ensure that these officers promote professional conduct in the practice of corporate governance and management. The purpose behind these guidelines is to promote i) honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships; ii) full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Securities and Exchange Commission and in other public communications made by the Fund; iii) compliance with applicable governmental laws, rule and regulations; iv) the prompt internal reporting of violations of this Code to an appropriate person or persons identified in the Code; and v) accountability for adherence to the Code.  Under the code of ethics, the Trustees are permitted to invest in securities that may also be purchased by the Fund.

PROXY VOTING POLICIES AND PROCEDURES

Proxies for any portfolio security held by the Fund are voted by the Sub-Adviser in accordance with the Proxy and Corporate Action Voting Policies and Procedures of the Sub-Adviser approved by the Trustees of the Trust.  The Sub-Adviser’s proxy voting policies and procedures appear in Appendix B.

The actual voting records relating to portfolio securities during the most recent 12-month period ended June 30 are available as soon as practicable after filing with the SEC, upon request, by calling toll-free, 1-866-811-0225 or by accessing the SEC’s website at www.sec.gov.  Telephone requests will be honored within three business days of receipt of the request.

PORTFOLIO MANAGERS

The Sub-Adviser utilizes a team approach for management of the Fund,  As of December 31, 2008, the Portfolio Managers of the Fund* were primarily responsible for the management of the following types of accounts, in addition to the Fund:

Portfolio Manager	Registered Investment Company Accounts	Assets Managed ($ millions)	Pooled Investment Vehicle Accounts	Assets Managed ($ millions)	Other Accounts	Assets Managed ($ millions)	Total Assets Managed ($ millions)
Robbie Cannon	2	$175	0	0	1,584	$104.8	$280
Jeffrey Roach	2	$175	0	0	1,584	$104.8	$280
Scott Ladner	2	$175	0	0	1,584	$104.8	$280

*Each team member works on the same accounts

As indicated in the table above, portfolio managers at the Sub-Adviser may manage numerous accounts for multiple clients.  These accounts may include registered investment companies, other types of pooled accounts (e.g., collective investment funds), and separate accounts (i.e., accounts managed on behalf of individuals or public or private institutions).  Portfolio managers make investment decisions for each account based on the investment objectives and policies and other relevant investment considerations applicable to that portfolio.

When a portfolio manager has responsibility for managing more than one account, potential conflicts of interest may arise.  Those conflicts could include preferential treatment of one account over others in terms of allocation of resources or of investment opportunities. For instance, the Sub-Adviser may receive fees from certain accounts that are higher than the fee it receives from a Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio manager may have an incentive to favor the higher and/or performance-based fee accounts over the Fund. The Sub-Adviser has adopted policies and procedures designed to address these potential material conflicts.  For instance, portfolio managers do not, absent special circumstances, differentiate among the various accounts when allocating resources.  Additionally, the Sub-Adviser and its advisory affiliates utilize a system for allocating investment opportunities among portfolios that is designed to provide a fair and equitable allocation.

The compensation of the Sub-Adviser’s portfolio managers is based on a number of factors. These factors include an annual fixed salary that is based on various market factors and the skill and experience of the individual.  The portfolio managers are also eligible to receive a discretionary bonus based on the performance of the individual portfolio manager and the performance of the firm as a whole.  The discretionary bonus takes into account several factors including the Sub-Adviser’s profitability (net income, performance targets and ability to pay a bonus), the general performance of client accounts relative to market conditions and the performance of the Fund relative to the performance of the Fund’s relevant benchmarks.  The formula for determining these amounts may vary, and no individual’s compensation is solely tied to the investment performance or asset value of any one product or strategy.

As of the date of this prospectus, the portfolio managers did not own any securities in the Fund.  In the future, the dollar range of equity securities beneficially owned by the portfolio managers in the Fund will be listed in the following table:

Dollar Range of Equity Securities Beneficially Owned
Robbie Cannon	$______ - $___________
Jeffrey Roach	$______ - $___________
Scott Ladner	$______ - $___________

BROKERAGE ALLOCATION AND OTHER PRACTICES

Subject to the general supervision of the Board of Trustees of the Trust, the Sub-Adviser is responsible for making decisions with respect to the purchase and sale of portfolio securities on behalf of the Fund. The Sub-Adviser is also responsible for the implementation of those decisions, including the selection of broker-dealers to effect portfolio transactions, the negotiation of commissions, and the allocation of principal business and portfolio brokerage.

In purchasing and selling the Fund’s portfolio securities, it is the Sub-Adviser’s policy to obtain quality execution at the most favorable prices through responsible broker-dealers and, in the case of agency transactions, at competitive commission rates where such rates are negotiable. However, under certain conditions, the Fund may pay higher brokerage commissions in return for brokerage and research services. In selecting broker-dealers to execute the Fund’s portfolio transactions, consideration is given to such factors as the price of the security, the rate of the commission, the size and difficulty of the order, the reliability, integrity, financial condition, general execution and operational capabilities of competing brokers and dealers, their expertise in particular markets and the brokerage and research services they provide to the Sub-Adviser or the Fund. It is not the policy of the Sub-Adviser to seek the lowest available commission rate where it is believed that a broker or dealer charging a higher commission rate would offer greater reliability or provide better price or execution.

Transactions on stock exchanges involve the payment of brokerage commissions. In transactions on stock exchanges in the United States, these commissions are negotiated. Traditionally, commission rates have generally not been negotiated on stock markets outside the United States. In recent years, however, an increasing number of overseas stock markets have adopted a system of negotiated rates, although a number of markets continue to be subject to an established schedule of minimum commission rates. It is expected that equity securities will ordinarily be purchased in the primary markets, whether over-the-counter or listed, and that listed securities may be purchased in the over-the-counter market if such market is deemed the primary market. In the case of securities traded on the over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup. In underwritten offerings, the price includes a disclosed, fixed commission or discount.

For fixed income securities, it is expected that purchases and sales will ordinarily be transacted with the issuer, the issuer’s underwriter, or with a primary market maker acting as principal on a net basis, with no brokerage commission being paid by the Fund. However, the price of the securities generally includes compensation, which is not disclosed separately. Transactions placed through dealers who are serving as primary market makers reflect the spread between the bid and asked prices.

With respect to equity and fixed income securities, the Sub-Adviser may effect principal transactions on behalf of the Fund with a broker or dealer who furnishes brokerage and/or research services, designate any such broker or dealer to receive selling concessions, discounts or other allowances or otherwise deal with any such broker or dealer in connection with the acquisition of securities in underwritings. The prices the Fund pays to underwriters of newly-issued securities usually include a concession paid by the issuer to the underwriter. The Sub-Adviser may receive research services in connection with brokerage transactions, including designations in fixed price offerings.

The Sub-Adviser receives a wide range of research services from brokers and dealers covering investment opportunities throughout the world, including information on the economies, industries, groups of securities, individual companies, statistics, political developments, technical market action, pricing and appraisal services, and performance analyses of all the countries in which the Fund’s portfolio is likely to be invested. The Sub-Adviser cannot readily determine the extent to which commissions charged by brokers reflect the value of their research services, but brokers occasionally suggest a level of business they would like to receive in return for the brokerage and research services they provide. To the extent that research services of value are provided by brokers, the Sub-Adviser may be relieved of expenses, which it might otherwise bear. In some cases, research services are generated by third parties but are provided to the Sub-Adviser by or through brokers.

When one or more brokers is believed capable of providing the best combination of price and execution, the Fund’s Sub-Adviser may select a broker based upon brokerage or research services provided to the Sub-Adviser.  The Sub-Adviser may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the services provided.

Section 28(e) of the Securities Exchange Act of 1934 permits the Sub-Adviser, under certain circumstances, to cause the Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. In addition to agency transactions, the Sub-Adviser may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance. Brokerage and research services include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody).  In the case of research services, the Sub-Adviser believes that access to independent investment research is beneficial to their investment decision-making processes and, therefore, to the Fund.

To the extent research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation and pricing of investments.  Examples of research-oriented services for which the Sub-Adviser might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis.  The Sub-Adviser may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used in connection with the account that paid commissions to the broker providing such services.  Information so received by the Sub-Adviser will be in addition to and not in lieu of the services required to be performed by the Fund’s Sub-Adviser under the Sub-Advisory Agreement.  Any advisory or other fees paid to the Sub-Adviser are not reduced as a result of the receipt of research services.

Portfolio securities will not be purchased from or sold to the Adviser, Sub-Adviser or the Distributor, or any affiliated person of any of them acting as principal, except to the extent permitted by rule or order of the SEC.

REDEMPTION OF SECURITIES BEING OFFERED

Redemptions In-Kind. The Fund intends to pay all redemptions of its shares in cash. However, the Fund may make full or partial payment of any redemption request by the payment to shareholders of portfolio securities of the applicable Fund (i.e., by redemption-in-kind), at the value of such securities used in determining the redemption price. The Fund, nevertheless, pursuant to Rule 18f-1 under the 1940 Act, has filed a notification of election under which the Fund is committed to pay in cash to any shareholder of record, all such shareholder’s requests for redemption made during any 90-day period, up to the lesser of $250,000 or 1% of the Fund’s net asset value at the beginning of such period. The securities to be paid in-kind to any shareholders will be readily marketable securities selected in such manner, as the Board of Trustees of the Trust deems fair and equitable. If shareholders were to receive redemptions-in-kind, they would incur brokerage costs should they wish to liquidate the portfolio securities received in such payment of their redemption request. The Trust does not anticipate making redemptions-in-kind.

The right to redeem shares or to receive payment with respect to any redemption of shares of the Fund may only be suspended (1) for any period during which trading on the New York Stock Exchange (“NYSE”) is restricted or such Exchange is closed, other than customary weekend and holiday closings, (2) for any period during which an emergency exists as a result of which disposal of securities or determination of the net asset value of the Fund is not reasonably practicable, or (3) for such other periods as the SEC may by order permit for protection of shareholders of the Fund.

SHAREHOLDER SERVICES

Systematic Withdrawal Program. A shareholder owning or purchasing shares of the Fund having a total value of $10,000 or more may participate in a systematic withdrawal program providing regular monthly or quarterly payments. An application form containing details of the Systematic Withdrawal Program is available upon request from the Fund’s transfer agent. The Program is voluntary and may be terminated at any time by the shareholders.

Income dividends and capital gain distributions on shares of the Fund held in a Systematic Withdrawal Program are automatically reinvested in additional shares of the Fund at net asset value. A Systematic Withdrawal Program is not an annuity and does not and cannot protect against loss in declining markets. Amounts paid to a shareholder from the Systematic Withdrawal Program represent the proceeds from redemptions of Fund shares, and the value of the shareholder’s investment in a Fund will be reduced to the extent that the payments exceed any increase in the aggregate value of the shareholder's shares (including shares purchased through reinvestment of dividends and distributions). If a shareholder receives payments that are greater than the appreciation in value of his or her shares, plus the income earned on the shares, the shareholder may eventually withdraw his or her entire account balance. This will occur more rapidly in a declining market. For tax purposes, depending upon the shareholder's cost basis and date of purchase, each withdrawal will result in a capital gain or loss. See “Distributions” and “Federal Tax Considerations” in the Fund’s Prospectus and “Taxes” in this SAI.

The Fund offers certain shareholder services, which are designed to facilitate investment in their shares. Each of the options is described in the Fund’s Prospectus. All of these special services may be terminated by either the Fund or the shareholder without any prior written notice.

Systematic Exchange Program. The Systematic Exchange Program allows you to make regular, systematic exchanges from one AdvisorOne Fund account into another AdvisorOne Fund account. By setting up the program, you authorize the Fund and its agents to redeem a set dollar amount or number of shares from the first account and purchase shares of a second Fund. An exchange transaction is a sale and a purchase of shares for federal income tax purposes and may result in a capital gain or loss.

To participate in the Systematic Exchange Program, you must have an initial account balance of $10,000 in the first account and at least $1,000 in the second account. Exchanges may be made on any day or days of your choice. If the amount remaining in the first account is less than the exchange amount you requested, then the remaining amount will be exchanged. At such time as the first account has a zero balance, your participation in the program will be terminated. You may also terminate the program by calling or writing the Fund. Once participation in the program has been terminated for any reason, to reinstate the program you must do so in writing; simply investing additional funds will not reinstate the program.

Automatic Account Builder. An investor may arrange to have a fixed amount of $100 or more automatically invested in shares of a Fund monthly by authorizing his or her bank account to be debited to invest specified dollar amounts in shares of the Fund. The investor’s bank must be a member of the Automatic Clearing House System. Stock certificates are not issued to Automatic Account Builder participants.

Further information about these programs and an application form can be obtained from the Fund’s Transfer Agent.

DETERMINATION OF NET ASSET VALUE

The net asset value per share of the Fund will be determined for each class of shares. The net asset value per share of a given class of shares of the Fund is determined by calculating the total value of the Fund’s assets attributable to such class of shares, deducting its total liabilities attributable to such class of shares in conformance with the provisions of the plan adopted by the Fund in accordance with Rule 18f-3 under the 1940 Act and dividing the result by the number of shares of such class outstanding. The net asset value of shares of each class of the Fund is normally calculated as of the close of regular trading on the NYSE on every day the NYSE is open for trading. The NYSE is open Monday through Friday except on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

The net asset value per share of the different classes of the Fund’s shares is expected to be substantially the same; from time to time, however, the per share net asset value of the different classes of shares may differ.

In determining the Fund’s NAV per share, equity securities for which market quotations are readily available are valued at current market value using the last reported sales price. NASDAQ traded securities are valued using the NASDAQ official closing price (NOCP).  If no sale price is reported, the last bid price is used. If market quotations are not readily available, then securities are valued at fair value as determined by the Board (or its delegate). Short-term debt instruments with a remaining maturity of more than 60 days, intermediate and long-term bonds, convertible bonds, and other debt securities are generally valued on the basis of dealer supplied quotations or by pricing system selected by the Adviser and approved by the Board of Trustees of the Trust. Where such prices are not available, valuations will be obtained from brokers who are market makers for such securities. However, in circumstances where the Adviser deems it appropriate to do so, the mean of the bid and asked prices for over- the-counter securities or the last available sale price for exchange-traded debt securities may be used. Where no last sale price for exchange traded debt securities is available, the mean of the bid and asked prices may be used. Short-term debt securities with a remaining maturity of 60 days or less are amortized to maturity, provided such valuations represent par value.

Other securities and assets for which market quotations are not readily available or for which valuation cannot be provided, as described above, are valued as determined in good faith in accordance with procedures approved by the Board of Trustees of the Trust.

Trading in securities on Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York (i.e., a day on which the NYSE is open). In addition, Far Eastern securities trading generally or in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in Japanese markets on certain Saturdays in various foreign markets on days, which are not business days in New York, and on which the Fund’s net asset value is not calculated. The Fund calculates net asset value per share, and therefore effects sales, redemptions and repurchases of its shares, as of the close of regular trading on the NYSE once on each day on which the NYSE is open. Such calculation may not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. If events that may materially affect the value of such securities occur between the time when their price is determined and the time when the Fund’s net asset value is calculated, such securities may be valued at fair value as determined in good faith in accordance with procedures approved by the Board of Trustees of the Trust.

TAXES

The Fund has qualified and intends to continue to qualify as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code. In general, to qualify as a RIC: (a) at least 90% of the gross income of the Fund for the taxable year must be derived from dividends, interest, payments with respect to loans of securities, gains from the sale or other disposition of securities, or other income derived with respect to its business of investing in securities; (b) a Fund must distribute to its shareholders 90% of its ordinary income and net short-term capital gains; and (c) a Fund must diversity its assets so that, at the close of each quarter of its taxable year, (i) at least 50% of the fair market value of its total (gross) assets is comprised of cash, cash items, U.S. government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to no more than 5% of the fair market value of the Fund’s total assets and 10% of the outstanding voting securities of such issuer and (ii) no more than 25% of the fair market value of its total assets is invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies) or of two or more issuers controlled by the Fund and engaged in the same, similar, or related trades or businesses.

In addition, the Fund must declare and distribute dividends equal to at least 98% of its ordinary income (as of the twelve months ended December 31) and at least 98% of its net capital gain (as of the twelve months ended October 31), in order to avoid a federal excise tax. The Fund intends to make the required distributions, but they cannot guarantee that they will do so. Dividends attributable to a Fund’s ordinary income and net capital gain are taxable as such to shareholders in the year in which they are received except dividends declared in October, November and December to the shareholders of record on a specified date in such a month and paid in January of the following year are taxable in the previous year.

A corporate shareholder may be entitled to take a deduction for income dividends received by it that are attributable to dividends received from a domestic corporation, provided that both the corporate shareholder retains its shares in the applicable Fund for more than 45 days and the Fund retains its shares in the issuer from whom it received the income dividends for more than 45 days. A distribution of net capital gain reflects a Fund's excess of net long-term gains over its net short-term losses. The Fund must designate distributions of net capital gain and must notify shareholders of this designation within sixty days after the close of the Trust’s taxable year. A corporate shareholder of a Fund cannot use a dividends-received deduction for distributions of net capital gain.

Foreign currency gains and losses, including the portion of gain or loss on the sale of debt securities attributable to foreign exchange rate fluctuations are taxable as ordinary income. If the net effect of these transactions is a gain, the dividend paid by the Fund will be increased; if the result is a loss, the income dividend paid by the Fund will be decreased. Adjustments to reflect these gains and losses will be made at the end of the Fund’s taxable year.

At the time of purchase, the Fund’s net asset value may reflect undistributed income or net capital gains. A subsequent distribution to shareholders of such amounts, although constituting a return of their investment, would be taxable either as dividends or capital gain distributions. For federal income tax purposes, the Fund is permitted to carry forward its net realized capital losses, if any, for eight years, and realize net capital gains up to the amount of such losses without being required to pay taxes on, or distribute such gains.

Income received by the Fund from sources within various foreign countries may be subject to foreign income taxes withheld at the source. Under the Internal Revenue Code, if more than 50% of the value of a Fund’s total assets at the close of its taxable year comprise securities issued by foreign corporations, the Fund may file an election with the Internal Revenue Service to “pass through” to the Fund’s shareholders the amount of any foreign income taxes paid by the Fund. Pursuant to this election, shareholders will be required to: (i) include in gross income, even though not actually received, their respective pro rata share of foreign taxes paid by the Fund; (ii) treat their pro rata share of foreign taxes as paid by them; and (iii) either deduct their pro rata share of foreign taxes in computing their taxable income, or use it as a foreign tax credit against U.S. income taxes (but not both). No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions.

If, in any taxable year, a Fund should not qualify as a RIC under the Internal Revenue Code: (1) that Fund would be taxed at normal corporate rates on the entire amount of its taxable income without deduction for dividends paid or other distributions to its shareholders, and (2) that Fund’s distributions to the extent made out of that Fund’s current or accumulated earnings and profits would be taxable to its shareholders (other than shareholders in tax deferred accounts) as ordinary dividends (regardless of whether they would otherwise have been considered capital gain dividends), and may qualify for the deduction for dividends received by corporations.

PASSIVE FOREIGN INVESTMENT COMPANIES. The Fund may invest in the stock of foreign companies that may be treated as “passive foreign investment companies” (“PFICs”) under the Internal Revenue Code. Certain other foreign corporations, not operated as investment companies, may also satisfy the PFIC definition. A portion of the income and gains that a Fund derives may be subject to a non-deductible federal income tax unless the Fund makes a mark-to-market election. Because it is not always possible to identify a foreign issuer as a PFIC in advance of making the investment, the Fund will elect to do mark-to-market and identified PFIC to avoid the PFIC tax.

If a Fund purchases shares in certain foreign passive investment entities described in the Internal Revenue Code as passive foreign investment companies (“PFIC”), the Fund will be subject to U.S. federal income tax on a portion of any “excess distribution” (the Fund's ratable share of distributions in any year that exceeds 125% of the average annual distribution received by the Fund in the three preceding years or the Fund’s holding period, if shorter, and any gain from the disposition of such shares) even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such “excess distributions.” If the Fund were to invest in a PFIC and elect to treat the PFIC as a “qualified electing fund” under the Internal Revenue Code (and if the PFIC were to comply with certain reporting requirements), in lieu of the foregoing requirements the Fund would be required to include in income each year its pro rata share of the PFIC’s ordinary earnings and net realized capital gains, whether or not such amounts were actually distributed to the Fund.

Pursuant to legislation enacted on August 5, 1997 any taxpayer holding shares of “marketable” PFICs may make an election to mark that stock to market at the close of the taxpayer's taxable year. A Fund making an irrevocable election will mark its PFICs to market at taxable year-end for income tax purposes and at October 31 for purposes of the excise tax minimum distribution requirements of Code Section 4982. This provision is effective for taxable years of U.S. persons beginning after December 31, 1997.

ORGANIZATION OF THE TRUST

As a Delaware business trust entity, the Trust need not hold regular annual shareholder meetings and, in the normal course, does not expect to hold such meetings. The Trust, however, must hold shareholder meetings for such purposes as, for example: (1) approving certain agreements as required by the 1940 Act; (2) changing fundamental investment objectives, policies, and restrictions of the Fund; and (3) filling vacancies on the Board of Trustees of the Trust in the event that less than two-thirds of the Trustees were elected by shareholders. The Trust expects that there will be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than two-thirds of the Trustees holding office have been elected by shareholders. At such time, the Trustees then in office will call a shareholders meeting for the election of Trustees. In addition, holders of record of not less than two-thirds of the outstanding shares of the Trust may remove a Trustee from office by a vote cast in person or by proxy at a shareholder meeting called for that purpose at the request of holders of 10% or more of the outstanding shares of the Trust. The Fund has the obligation to assist in such shareholder communications. Except as set forth above, Trustees will continue in office and may appoint successor Trustees.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Tait, Weller & Baker LLP whose address is 1818 Market Street, Suite 2400, Philadelphia, PA 19103, serves as the Fund’s independent registered public accounting firm providing services including (1) audit of annual financial statements, and (2) assistance and consultation in connection with SEC filings.

LEGAL MATTERS

Legal advice regarding certain matters relating to the federal securities laws applicable to the Fund and the offer and sale of its shares has been provided by Thompson Hine LLP, 312 Walnut Street, 14th floor, Cincinnati, Ohio 45202-4089

FINANCIAL STATEMENTS

The financial statements of the Fund  will be included in the Fund’s Annual Report to Shareholders dated April 30, 2009. These financial statements will include the schedules of investments, statements of assets and liabilities, statements of operations, statements of changes in net assets, financial highlights, notes and independent accountants’ reports.

APPENDIX A

DESCRIPTION OF MOODY'S CORPORATE BOND RATINGS

     Aaa. Bonds rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of these issues.

     Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa. Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba. Bonds which are rated Ba are judged to have speculative elements; their future payments cannot be considered as well assured. Often the protection of interest and principal may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Moody's applies the numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DESCRIPTION OF S&P CORPORATE BOND RATINGS

     AAA. Bonds rated AAA have the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

     AA. Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.

     A. Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

     BBB. Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

     BB and B. Bonds rated BB and B are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents a lower degree of speculation than B. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

APPENDIX B

Policies and ProceduresProxy Voting and Corporate Actions

INSERT SUB-ADVISER’S PROXY VOTING

POLICIES AND PROCEDURES

AdvisorOne Funds

PART C

OTHER INFORMATION

ITEM 2 3.

  EXHIBITS.

(a)

Articles of Incorporation. Name change amendment to the Declaration of Trust of AdvisorOne Funds (formerly the Orbitex Group of Funds) (the “Trust”) previously filed in Post-Effective Amendment No. 19 on July 1, 2003, is incorporated herein by reference; Declaration of Trust, dated December 13, 1996, previously filed in the Registration Statement on January 29, 1997 is incorporated herein by reference.

(b)	By-Laws. By-Laws of the Trust previously filed in the Registration Statement on January 29, 1997 are incorporated herein by reference.
(c)	Instruments Defining Rights of Security Holders. None other than the Declaration of Trust and By-Laws of the Trust.
(d)

Investment Advisory Contracts.

(1)  Form of Investment Advisory Agreement, dated May 7, 2003, as amended December 19, 2005, by and between the Trust and CLS Investment Firm, LLC (“CLS”) on behalf of the Amerigo, Clermont, Berolina, Descartes and Liahona Funds  previously filed in Post-Effective Amendment No. 34 on January 26, 2006,  is incorporated herein by reference.

(2)   Appendix A to the Investment Advisory Agreement revised on December 16, 2008 is filed herewith.

(3)  Sub-Advisory Agreement between Horizon Investments, LLC (“Horizon”) and CLS to be supplied.

(e)

Underwriting Contracts.   Underwriting Agreement by and between the Trust, on behalf of Amerigo Fund, Clermont Fund, Berolina Fund, Descartes Fund, Liahona Fund and Reservoir Fund and Northern Lights Distributors, LLC, dated February 1, 2004, as amended and restated December 16, 2008 is filed herewith.

(f)	Bonus or Profit Sharing Contracts. None.
(g)

Custodial Agreements.

(1)   Custody Agreement by and between the Trust, on behalf of Amerigo and Clermont Funds, and First National Bank of Omaha,  previously filed in Post-Effective No. 23  on July 1, 2004, is incorporated herein by reference.

(2)   Addendum No.1 to the Custody Agreement, previously filed in Post-Effective Amendment No. 42 on August 26, 2008, is incorporated herein by reference.

(3)  Schedule A to the Custody Agreement revised on December 16, 2008 is filed herewith.

(h)

Other Material Contracts.

(1)   Administrative Services Agreement dated June 23, 2003, by and between the Trust, on behalf of Amerigo and Clermont Funds and Gemini Fund Services, LLC, previously filed in Post-Effective Amendment No. 19 on July 1, 2003, is incorporated herein by reference.

(2)   Schedule A to the Administrative Services Agreement revised on December 16, 2008 is filed herewith.

(3)   Fund Accounting Service Agreement dated June 23, 2003, on behalf of Amerigo and Clermont Funds, and Gemini Fund Services, LLC, previously filed in Post-Effective Amendment No. 20 on November 18, 2003, is incorporated herein by reference.

(4)   Schedule A to the Fund Accounting Service Agreement revised on December 16, 2008 is filed herewith.

(5)   Transfer Agency and Service Agreement dated June 23, 2003, by and between the Trust, on behalf of Amerigo and Clermont Funds, and Gemini Fund Services, LLC, previously filed in Post-Effective Amendment No. 19 filed on July 1, 2003, is incorporated herein by reference.

(6)   Schedule B Amendment to the Transfer Agency and Service Agreement revised December 18, 2007 previously filed in Post-Effective Amendment No. 42 on August 26, 2008, is incorporated herein by reference.

(7)  Schedule A to the Transfer Agency and Service Agreement revised on December 16, 2008 is filed herewith.

  (8)  Expense Limitation Agreement between the Trust, on behalf of the Amerigo Fund, Clermont Fund, Berolina Fund, Descartes Fund, Liahona Fund and Reservoir Fund and CLS Investment Firm, LLC is filed herewith.

(9)   Consulting Agreement, dated December 16, 2008 between the Trust and Northern Lights Compliance Services, LLC is filed herewith.

(10)   Custody Administration Agreement, dated November 13, 2003, between the Trust and Gemini Fund Services, LLC previously filed in Post-Effective Amendment No.41 on July 11, 2007, is incorporated herein by reference.

(i)	Legal Opinion. Opinion and Consent of Thompson Hine LLP on behalf of the Amerigo Fund, Clermont Fund, Berolina Fund, Descartes Fund, Liahona Fund and Reservoir Fund is filed herewith.
(j)

Other Opinions.

(1)   Consent of Independent Accountants to be supplied.

(2)   Power of Attorney dated September 26, 2006 previously filed in Post-Effective Amendment No. 42 on August 26, 2008, is incorporated herein by reference.

(k)	Omitted Financial Statements. None.
(l)

Initial Capital Agreements. Form of Shareholder Subscription Agreement by and between Orbitex Management, Inc. and the Trust on behalf of each Fund, previously filed in Pre-Effective Amendment No. 2 to the Registration Statement dated September 26, 1997, is incorporated by reference.

(m)	Rule 12b-1 plan. Distribution Plan and Agreement Pursuant to Rule 12b-1 dated December 16, 2008 is filed herewith.
(n)	Rule 18f-3 Plan. Rule 18f-3 Plan for Multiple Classes of Shares, is filed herewith.
(p)

Code of Ethics.

(1)   Code of Ethics of AdvisorOne Funds revised June 23, 2006, previously filed in Post-Effective Amendment No. 37 on June 28, 2006, is incorporated herein by reference.

(2)   Code of Ethics of Northern Lights Distributors, LLC, dated September 15, 2008 is filed herewith.

(3)  Code of Ethics of Horizon is filed herewith.

  ITEM 24.

PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND.

CLS Investment s, LLC (formerly known as CLS Investment Firm, LLC and Clarke Lanzen Skalla Investment Firm, LLC), the investment adviser for the Amerigo, Clermont, Berolina, Descartes, Liahona and Reservoir Funds; Northern Lights Distributors, LLC, the principal underwriter of the AdvisorOne Funds; and Gemini Fund Services, LLC, the administrator for the AdvisorOne Funds, are each Nebraska limited liability companies and wholly owned subsidiaries of NorthStar Financial Services Group, LLC, a Nevada limited liability company.

ITEM 25.

INDEMNIFICATION.

Reference is made to Article VI of the Registrant's Amended Declaration of Trust previously filed in the Registration Statement on January 29, 1997.

The Underwriting Agreement provides that the Registrant agrees to indemnify, defend and hold Northern Lights Distributors, LLC (NLD), its several officers and managers, and any person who controls NLD within the meaning of Section 15 of the Securities Act free and harmless from and against any and all claims, demands, liabilities and expenses (including the reasonable cost of investigating or defending such claims, demands or liabilities and any reasonable counsel fees incurred in connection therewith) which NLD, its officers and directors, or any such controlling persons, may incur under the Securities Act, the 1940 Act, or common law or otherwise, arising out of or based upon: (i) any untrue statement, or alleged untrue statement, of a material fact required to be stated in either any Registration Statement or any Prospectus, (ii) any omission, or alleged omission, to state a material fact required to be stated in any Registration Statement or any Prospectus or necessary to make the statements in any of them not misleading, (iii) the Registrant’s  failure to maintain an effective Registration statement and Prospectus with respect to Shares of the Funds that are the subject of the claim or demand, (iv)  the Registrant’s failure to provide NLD with advertising or sales materials to be filed with the FINRA on a timely basis, (v) Registrant’s failure to properly register Fund shares under applicable state laws, or  (vi) actions taken by NLD resulting from NLD’s reliance on instructions received from an officer, agent or legal counsel of the Registrant.

The Registrant will indemnify its Trustees and officers to the extent permitted by law. Indemnification may not be made if the Trustee or officer has incurred liability by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of duties in the conduct of his office ("Disabling Conduct"). The means of determining whether indemnification shall be made are (1) a final decision on the merits by a court or other body before whom the proceeding is brought that the Trustees or officer was not liable by reason of Disabling Conduct, or (2) in the absence of such a decision, a reasonable determination, based on a review of the facts, that the Trustee or officer was not liable by reason of Disabling Conduct. Such latter determination may be made either by (a) vote of a majority of Trustees who are neither interested persons (as defined in the Investment Company Act of 1940) nor parties to the proceeding or (b) independent legal counsel in a written opinion. The advancement of legal expenses may not occur unless the Trustee or officer agrees to repay the advance (if it is determined that he is not entitled to the indemnification) and one of three other conditions is satisfied: (1) he provides security for his agreement to repay; (2) the registrant is insured against loss by reason of lawful advances; (3) the Trustees who are not interested persons and are not parties to the proceedings, or independent counsel in a written opinion, determine that there is a reason to believe that the Trustee or officer will be found entitled to indemnification.

Insofar as indemnification for liability arising under the Securities Act of 1933 (the "1933 Act") may be permitted to Trustees, officers, controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event  that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

I TEM 26.

BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER.

Certain information pertaining to the business and other connections of CLS Investment s, LLC, the Adviser to the Amerigo, Clermont, Berolina, Descartes, Liahona and Reservoir Funds, is hereby incorporated herein by reference to the section of the Prospectus captioned “Management” and to the section of the Statement of Additional Information captioned “Investment Management and Other Services”.  The information required by this Item 26 with respect to each director, officer or partner of CLS Investment s, LLC is incorporated by reference to Form ADV filed by CLS Investment s, LLC with the Securities and Exchange Commission pursuant to the Investment Advisers Act of 1940, as amended (File No. 801-57265).

Certain information pertaining to the business and other connections of Horizon Investments, LLC, the Sub-Adviser to the Reservoir Fund, is hereby incorporated herein by reference to the section of the Prospectus captioned “Management” and to the section of the Statement of Additional Information captioned “Investment Management and Other Services”.  The information required by this Item 26 with respect to each director, officer or partner of Horizon Investments, LLC is incorporated by reference to Form ADV filed by Horizon Investments, LLC with the Securities and Exchange Commission pursuant to the Investment Advisers Act of 1940, as amended (File No. 801-57316).

ITEM 27.

PRINCIPAL UNDERWRITER.

(a)

Northern Lights Distributors, LLC (“NLD”), the principal underwriter of certain series of the Registrant, also acts as principal underwriter for the following:

Bryce Capital Funds, New River Funds, The North Country Funds, Northern Lights Fund Trust, Rogé Partners Funds, Ralph Parks Portfolios Trust, Miller Investment Trust, The Saratoga Advantage Trust, Northern Lights Variable Trust and The First Focus Funds.

(b)

NLD is registered with Securities and Exchange Commission as a broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc.  The principal business address of NLD is 4020 South 147th Street, Omaha, Nebraska 68137. NLD is an affiliate of Gemini Fund Services, LLC.  To the best of Registrant’s knowledge, the following are the members and officers of NLD:

Name	Positions and Offices with Underwriter	Positions and Offices with the Trust
Brian Nielsen	Manager, President, Secretary	Secretary & Chief Legal Officer
W. Patrick Clarke	Manager	President
Daniel Applegarth	Treasurer, FINOP	None
Mike Nielsen	CCO	None

 (c)

Not Applicable.

ITEM 28.

LOCATION OF ACCOUNTS AND RECORDS.

The following entities prepare, maintain and preserve the records required by Section 31 (a) of the 1940 Act for the Registrant.  These services are provided to the Registrant through written agreements between the parties to the effect that such services will be provided to the Registrant for such periods prescribed by the rules and regulations of the Securities and Exchange Commission under the 1940 Act and such records are the property of the entity required to maintain and preserve such records and will be surrendered promptly on request.

First National Bank of Omaha (“FNBO”), located at 1620 Dodge Street, Omaha, Nebraska 68137, provides custodian services to the Amerigo, Clermont, Berolina, Descartes, Liahona and Reservoir Funds, pursuant to a Custody Agreement between FNBO and the Trust.

Gemini Fund Services, LLC (“GFS”), provides custody administrative service for all Funds in the Trust.

GFS, located at 4020 South 147th Street, Suite 2, Omaha, Nebraska 68137, provides transfer agent and dividend disbursing services pursuant to a Transfer Agency and Service Agreement between GFS and the Trust.   GFS and the Trust have also entered into a Fund Accounting Service Agreement.   In such capacities, GFS provides pricing for each Fund’s portfolio securities, keeps records regarding securities and other assets in custody and in transfer, bank statements, canceled checks, financial books and records, and keeps records of each shareholder’s account and all disbursement made to shareholders.

GFS, located at 450 Wireless Blvd., Hauppauge, New York 11788, maintains all records required pursuant to an Administrative Service s Agreement with the Trust.

Northern Lights Compliance Services, LLC (“NLCS”), a subsidiary of  NorthStar Financial Services Group, LLC, provides CCO and compliance services to the Trust.

Northern Lights Distributors, LLC, located at 4020 South 147th Street, Omaha, Nebraska 68137, serves as principal underwriter for the Amerigo, Clermont, Berolina, Descartes, Liahona and Reservoir Funds and maintain s all records required to be maintained pursuant to each Fund’s Distribution Plan and Agreement adopted pursuant to Rule 12b-1 under the 1940 Act.

CLS Investment s, LLC, located at 4020 South 147th Street, Omaha, Nebraska 68137, pursuant to an Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Amerigo, Clermont, Berolina, Descartes, Liahona and Reservoir Funds.

ITEM 2 9.

MANAGEMENT SERVICES.   Not applicable.

ITEM 30.

UNDERTAKINGS. None.

Signatures

Pursuant to the requirements of the Securities Act of 1933, as amended, and Investment Company Act of 1940, as amended, the Registrant has duly caused this Post-Effective Amendment No. 43 to the Registration Statement on Form N-1A to be signed on its behalf by the undersigned, duly authorized in the City of Omaha, State of Nebraska on the 11th day of February, 2009.

ADVISORONE FUNDS

(Registrant)

By:/s/ W. Partick Clarke

        W. Patrick Clarke, President

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

/s/ W. Patrick Clarke

W. Patrick Clarke

President, Principal Executive Officer

February 11, 2009

*

-------------------------

Trustee & Chairman

February 11, 2009

Michael Miola

*

--------------------------

Trustee

February 11, 2009

 L. Merill Bryan, Jr.

*

--------------------------

Trustee

February 11, 2009

 Gary Lanzen

*

---------------------------

Trustee

February 11, 2009

Anthony J. Hertl

-/s/ Andrew Rogers

Treasurer, Principal Financial Officer

February 11, 2009

Andrew Rogers

By  /s/ Brian Nielsen

*Attorney-in-Fact

February 11, 2009

 Brian Nielsen

* Pursuant to Power of Attorney dated September 26, 2006 filed with the Securities and Exchange Commission in Post-Effective Amendment No. 42 on August 26, 2008.

EXHIBIT INDEX.

EXHIBITS	EXHIBIT NO.
Appendix A to the Investment Advisory Agreement	EX-99(d)(2)
Underwriting Agreement	EX-99(e)(1)
Schedule A to the Custody Agreement	EX-99 (g)(2)
Schedule A to the Administrative Services Agreement	EX-99 (h)(2)
Schedule A to the Fund Accounting Service Agreement	EX-99 (h)(3)
Schedule A to the Transfer Agency and Service Agreement	EX-99 (h)(6)
Expense Limitation Agreement	EX-99 (h)(8)
Opinion and Consent of Thompson Hine LLP	EX-99(i)(3)
Consulting Agreement	EX-99(h)(9)
Distribution Plan and Agreement	EX-99(m)(1)
Rule 18f-3 Plan	EX-99(n)(1)
Code of Ethics of Northern Lights Distributors, LLC	EX-99 (p)(2)
Code of Ethics of Horizon Investments LLC	EX-99(p)(3)